UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: December 31, 2003

Date of reporting period: June 30, 2003

ITEM 1.    REPORT TO SHAREHOLDERS

WELLS FARGO

FUNDS

Wells Fargo Variable Trust Funds

Semi-Annual Report

Wells Fargo Variable Trust Asset Allocation Fund

Wells Fargo Variable Trust Equity Income Fund

Wells Fargo Variable Trust Equity Value Fund

Wells Fargo Variable Trust Growth Fund

Wells Fargo Variable Trust International Equity Fund

Wells Fargo Variable Trust Large Company Growth Fund

Wells Fargo Variable Trust Money Market Fund

Wells Fargo Variable Trust Small Cap Growth Fund

Wells Fargo Variable Trust Total Return Bond Fund

June 30, 2003

VARIABLE TRUST FUNDS

NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

This page is intentionally left blank —

VARIABLE TRUST FUNDS

DEAR VALUED CONTRACTHOLDER,

We are pleased to provide you with this Wells Fargo Variable Trust Funds semi-annual report for the six-month period ended June 30, 2003. On the following pages, you will find a discussion of the Fund(s), including performance highlights, the Fund managers’ strategic outlook, and facts and figures about the Fund’s portfolio.

THE ECONOMY: WEAK BUT HOPEFUL

With the economy mired in weakness during the reporting period, the Federal Reserve Board (the Fed) cut short-term interest rates from 1.25% to 1%, the lowest level in half a century. Some investors were hoping for even more cuts, but that would leave the Fed with precious little room for further stimulus. Still, unemployment remained relatively high and a record fiscal year 2003 federal budget deficit suggested that tax revenues were not growing nearly fast enough to cover spending demands of the war and other programs. On the plus side, consumer spending remained a positive factor for the economy, with mortgage refinancing continuing at a blistering pace. Corporate earnings also were encouraging, as companies focused on paying down debt and operating as lean as possible.

STOCKS: STRONGEST RALLY IN FOUR YEARS

Similar to how uncertainty leading up to the war in Iraq caused stocks to stumble in early 2003, the war’s launch and relatively brief engagement caused stocks to rally as investors became more confident about the future. While companies with relatively stable earnings held up best during the early weeks of the period, companies in the retail, technology and other sectors, which are more dependent on better economic times ahead, benefited from investor optimism during the remainder of the period. Small and mid cap domestic stocks outperformed large cap stocks, while riskier asset classes, such as emerging markets, posted strong gains. Spurred on by favorable tax legislation, investors began to seek stocks with generous dividend payouts, while companies obliged with higher dividends. Even Microsoft declared its first-ever dividend, recognizing that investors value current income, as well as reinvestment of profits.

BONDS: ANOTHER FINE PERFORMANCE

After months of headlines about bankruptcy and malfeasance, corporate bonds, which were at depressed levels coming into 2003, outperformed all other bond categories during the period. In particular, lower-rated bonds did the best, as investors looked ahead to better economic times. U.S. government bonds also produced positive performance, as would be expected in a declining interest rate environment. However, mortgage returns were restrained by record refinancing, as investors in such bonds saw their capital returned earlier than expected. Generally speaking, bonds have done well over the past three years, providing a strong counterpoint to declining stocks during that time.

On May 1, 2003, the Wells Fargo Variable Trust Corporate Bond Fund was renamed the Wells Fargo Variable Trust Total Return Bond Fund. The Fund’s investment objective also was changed at that time. The Fund now seeks total return consisting of income and capital appreciation. The investment style has expanded from investments primarily in corporate debt securities to a broad range of investment-grade bond offerings, including corporate bonds, U.S. government obligations, mortgage- and other asset-backed securities.

LOOKING AHEAD: POSITIVE OUTLOOK FOR STOCKS COULD BE A CHALLENGING TIME FOR BONDS

An improving economy could be a positive sign for stocks, and investors are hopeful of the possibility of low interest rates, contained inflation and increased corporate profits. Such an environment is typically more challenging for bonds, however, because interest rates typically rise when the economy strengthens. Worsening federal budget deficits also are a major concern, since massive U.S. government borrowing would exert upward pressure on interest rates and inflation.

During this period of mixed economic data, it is important to ensure that your investment portfolio is properly diversified. While diversification may not prevent losses in a market sell-off, it may help reduce them and keep you on track to reach your financial goals. You may wish to review your portfolio with your investment professional.

Thank you for choosing Wells Fargo Variable Trust Funds. We appreciate your confidence in us during this uncertain time. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGER

Galen G. Blomster, CFA

INCEPTION DATE

04/15/94

PERFORMANCE HIGHLIGHTS

The Fund returned 10.09%1 for the six-month period ended June 30, 2003. In comparison, the S&P 500 Index2, a stock benchmark, returned 11.75%, while the Lehman Brothers 20+ Treasury Index3, a bond benchmark, returned 6.75% for the period. The Fund distributed $0.09 per share in dividend income and no capital gains during the period.

During the six-month period, the Fund’s stock holdings outperformed its bond holdings. Early in the period, uncertainty and investors’ “flight to safety” depressed stock prices. However, in the final months of the reporting period, stocks staged a powerful, broad-based rally due to a resolution to the war in Iraq, the Federal Reserve Board’s easing of interest rates and tax cuts. Bonds were volatile during the period, but declining interest rates through mid-June still generated over 6% in returns on long-term U.S. Treasuries.

The Tactical Asset Allocation (TAA) Model determines the proportion of assets invested in stocks and bonds in the Fund. The TAA Model employs a disciplined process to determine when to shift the allocation in the Fund, overweighting the Fund’s position in stocks or bonds when a compelling opportunity exists. The TAA Model maintained a 25% overweighting in stocks throughout the period.

The Fund employed a hedged futures overlay transaction – a risk management strategy – to implement the shift, thus keeping the Fund’s underlying assets near their long-term strategic allocation of 60% stocks and 40% bonds. The Fund was at its maximum equity overweight with an effective target allocation of 85% stocks and 15% bonds throughout the period.

With stocks outperforming bonds, the 25% TAA Model shift toward stocks positively contributed to the Fund’s performance. Despite the rally in stock prices during the period, by June 30, 2003, the TAA Model indicated that stocks were still compellingly attractive relative to bonds. As a result, the Fund will remain at its maximum overweight in stocks until the relative valuation between stocks and bonds returns to a more normal environment.

STRATEGIC OUTLOOK

We believe that the economy is gathering momentum at mid-year, though perhaps too slowly to validate the stock market’s second quarter rally. Until economic fundamentals and earnings tangibly improve, we remain cautious on the overall market. That said, interest rates could move higher in the next 12 to 24 months if market expectations prove correct and the economy picks up. During heightened equity market volatility and rapid changes in market leadership, as we have seen over the past several years, maintaining a long-term strategic asset allocation with broad diversification may prove most beneficial.

1 Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	5-Year	Life of Fund

Wells Fargo Variable Trust Asset Allocation Fund	10.09	3.07	1.57	8.78

Benchmarks

S&P 500 Index[2]	11.75	0.25	(1.61)	10.78

Lehman Brothers 20+ Treasury Index[3]	6.75	20.56	8.65	9.95
*	Returns for periods of less than one year are not annualized.

FUND CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta**	0.66

Average Coupon of Bond Portfolio	5.75%

Average Maturity of Bond Portfolio	22.0 years

Average Duration of Bond Portfolio	12.3 years

Number of Holdings	514

Portfolio Turnover	1%

NAV	$11.37
**	A measure of the Fund’s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST HOLDINGS[4,5] (AS OF JUNE 30, 2003)

U.S. Treasury Bond 6.25% 8/15/23	1.95%

U.S. Treasury Bond 6.13% 11/15/27	1.72%

U.S. Treasury Bond 6.25% 5/15/30	1.42%

U.S. Treasury Bond 5.38% 2/15/31	1.28%

U.S. Treasury Bill 1.00% 12/4/03	1.10%

General Electric Company	1.06%

U.S. Treasury Bond 6.00% 2/15/26	1.05%

Microsoft Corporation	1.02%

Pfizer Incorporated	1.00%

U.S. Treasury Bond 6.88% 8/15/25	0.93%

STRATEGIC ALLOCATION5 (AS OF JUNE 30, 2003)

Stocks	60%

Bonds	40%

EFFECTIVE ALLOCATION5,6 (AS OF JUNE 30, 2003)

Stocks	85%

Bonds	15%

SECTOR DISTRIBUTION5 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT7

2   The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

3   The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

4   The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5   Portfolio holdings are subject to change.

6   The effective allocation for stocks includes positions in S&P 500 Index futures and the effective allocation for bonds includes positions in U.S. Treasury bond futures.

7   The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund for the life of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

David L. Roberts, CFA

Gary J. Dunn, CFA

INCEPTION DATE

05/06/96

PERFORMANCE HIGHLIGHTS

The Fund returned 10.35%1 for the 6-month period ended June 30, 2003, underperforming the S&P 500 Index2, which returned 11.75%, and also underperforming the Russell 1000 Value Index3, which returned 11.57%. The Fund distributed $0.10 per share in dividend income and no capital gains during the period.

Before the war in Iraq commenced, the Fund and the stock market as a whole experienced significant volatility, while defensive sectors, such as health care and utilities, provided some shelter from the bear market. However, the war in Iraq cast a huge shadow over most positive economic news. By mid-March, investors became more optimistic as the war in Iraq was resolved. Oil prices dropped from pre-war highs, and added help came from a drop in interest rates, allowing stocks to register higher price/earnings ratios against increasingly less attractive bonds and money market funds.

By the second quarter of 2003, sectors such as technology, retail and financial services performed well as investors began to see an economic recovery on the horizon. Hewlett-Packard, a Fund holding, registered a gain after reporting strong profits. Retailers had strong gains in the face of historically low interest rates, with good stock price performance from Fund holdings such as Sears and Target. Meanwhile, McDonald’s, another Fund holding, came to life as investors supported the initiatives of a new management team. However, a rise in commodity prices hurt the Fund’s basic materials holdings, while the continued political and governmental pressures on drug pricing negatively impacted pharmaceutical stocks.

The Fund’s underperformance of its benchmarks reflected the higher median market capitalization of the Fund versus the S&P 500 Index and the Russell 1000 Value Index. Generally, larger cap companies underperformed smaller cap companies during the reporting period.

STRATEGIC OUTLOOK

The stock market rally through mid-June left the S&P 500 Index with a 27% return from its March 11 low and its best quarterly performance ending June 30 since the final three months of 1998. However, high price/earnings ratios and a muddled interest rate outlook may put greater pressure on corporate earnings performance to sustain the stock market’s rally during the second half of 2003. The Fund’s fundamental strengths include an above-market current dividend yield that has grown significantly faster than the general stock market. In addition, we believe the companies held by the Fund have attractive valuation and generally offer solid earnings growth prospects.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	5-Year	Life of Fund

Wells Fargo Variable Trust Equity Income Fund	10.35	(5.12)	(0.58)	6.20

Benchmarks

S&P 500 Index[2]	11.75	0.25	(1.61)	7.37

Russell 1000 Value Index[3]	11.57	(1.02)	1.05	8.82
*	Returns for periods of less than one year are not annualized.

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta**	0.82

Price to Earnings Ratio (trailing 12 months)	16.60x

Price to Book Ratio	2.70x

Median Market Cap ($B)	$41.40

Portfolio Turnover	7%

Number of Holdings	47

NAV	$13.49
**	A measure of the Fund’s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS[4,5] (AS OF JUNE 30, 2003)

IBM Corporation	4.39%

Fortune Brands Incorporated	4.01%

US Bancorp	3.96%

JP Morgan Chase & Company	3.89%

Hewlett-Packard Company	3.61%

PepsiCo Incorporated	3.49%

Public Service Enterprise	3.38%

3M Company	3.09%

St. Paul Companies Incorporated	3.06%

McDonald’s Corporation	2.83%

SECTOR DISTRIBUTION5 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT6

Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

2   The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

3   The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

4   The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5   Portfolio holdings are subject to change.

6   The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

EQUITY VALUE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

David L. Roberts, CFA

Gary J. Dunn, CFA

INCEPTION DATE

05/01/98

PERFORMANCE HIGHLIGHTS

The Fund returned 9.77%1 for the six-month period ended June 30, 2003, underperforming the S&P 500 Index2, which returned 11.75%, and also underperforming the Russell 1000 Value Index3, which returned 11.57%. The Fund distributed $0.06 per share in dividend income and no capital gains during the period.

The first quarter of 2003 was a volatile time for the stock market, as news regarding the war in Iraq and the weak economy created an atmosphere of investor uncertainty. One stock in particular, Fund holding Altria (formerly Philip Morris), tumbled after an Illinois judge ruled against the tobacco company in a lawsuit regarding the marketing of cigarettes. However, the Fund benefited from its defensive holdings in health care, manufacturing and utilities, with investors responding positively to stronger than expected revenue and profit growth from a variety of companies.

By the second quarter of 2003, sectors such as technology, retail and financial services performed well as investors began to see an economic recovery on the horizon. Fund holding Hewlett-Packard registered a gain after reporting strong profits. Retailers had strong gains in the face of historically low interest rates, with good stock price performance from Fund holdings such as Sears and Target. Meanwhile, McDonald’s, another Fund holding, came to life as investors supported the initiatives of a new management team. However, a rise in commodity prices hurt the Fund’s basic materials holdings, while the continued political and governmental pressures on drug pricing negatively impacted pharmaceutical stocks.

The Fund’s underperformance of its benchmarks reflected the higher median market capitalization of the Fund versus the S&P 500 Index and the Russell 1000 Value Index. Generally, larger cap companies underperformed smaller cap companies during the reporting period.

STRATEGIC OUTLOOK

The stock market rally through mid-June left the S&P 500 Index with a 27% return from its March 11 low and its best quarterly performance ended June 30 since the final three months of 1998. However, high price/earnings ratios and a muddled interest rate outlook may put greater pressure on corporate earnings performance to sustain the stock market’s rally during the second half of the year. The Fund’s fundamental strengths include an above-market current dividend yield that has grown significantly faster than the general stock market. In addition, we believe the companies held by the Fund have attractive valuation and generally offer solid earnings growth prospects.

1 Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	5-Year	Life of Fund

Wells Fargo Variable Trust Equity Value Fund	9.77	(5.05)	(4.48)	(4.83)

Benchmarks

S&P 500 Index[2]	11.75	0.25	(1.61)	(1.13)

Russell 1000 Value Index[3]	11.57	(1.02)	1.05	0.98
*	Returns for periods of less than one year are not annualized.

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta**	0.82

Price to Earnings Ratio (trailing 12 months)	16.60x

Price to Book Ratio	2.70x

Median Market Cap ($B)	$41.40

Portfolio Turnover	10%

Number of Holdings	47

NAV	$7.35
**	A measure of the Fund’s sensitivity to market movements. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS[4,5] (AS OF JUNE 30, 2003)

Hewlett-Packard Company	4.31%

US Bancorp	4.28%

JP Morgan Chase & Company	4.12%

IBM Corporation	4.11%

Fortune Brands Incorporated	3.81%

PepsiCo Incorporated	3.67%

Exxon Mobil Corporation	3.42%

3M Company	3.25%

St. Paul Companies Incorporated	3.16%

Public Service Enterprise	3.02%

SECTOR DISTRIBUTION5 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT6

Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

2 The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

3 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 Portfolio holdings are subject to change.

6 The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Deborah J. Meacock, CFA

Stephen M. Kensinger, CFA

INCEPTION DATE

04/12/94

PERFORMANCE HIGHLIGHTS

The Fund returned 8.53%1 for the six-month period ended June 30, 2003, underperforming its benchmark, the S&P 500 Index,2 which returned 11.75%.

Prior to the war in Iraq, investors were fraught with uncertainty over how a potential war would affect the economy and their investments. As a result, the best performing stocks early in the period included defensive areas such as health care companies, which were able to post profits despite general economic weakness.

Once the war was underway, however, some of the uncertainty lifted, particularly as the troops proved successful in their mission. A strong stock market rally ensued in which small cap stocks outperformed large cap stocks, lower quality companies outperformed higher quality companies, and areas that had been depressed, such as technology, came to life again. Our strategy of holding high quality companies with consistent earnings was not a favorable strategy during the period.

Still, the Fund benefited from its holdings in Cisco Systems (communications equipment) as money flowed back into financially strong companies that were increasing in terms of market share, and Citicorp, which was the beneficiary of increased investor confidence in the financial markets and an anticipated economic recovery. Holdings that hurt Fund performance included Whole Foods Market, a chain of natural food stores which saw growth expectations diminish; and HCA, a hospital company that experienced weak profit trends during the period. We continue to believe that Whole Foods Market is the best operator in the expanding organic and natural food market business.

STRATEGIC OUTLOOK

We have increased our exposure to information technology by adding to existing holdings that have already performed well, and to medical equipment stocks where we continue to see attractive long-term growth opportunities. In addition, we have increased our exposure in the financial sector in anticipation of a second-half economic recovery. We pulled back our exposure to retail, as we are beginning to see signs of some weakness in consumer spending, particularly in the area of apparel. We believe that the Fund is well positioned for a market focused on reported earnings and quality balance sheets.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	5-Year	Life of Fund

Wells Fargo Variable Trust Growth Fund	8.53	(8.27)	(5.71)	5.86

Benchmark

S&P 500 Index[2]	11.75	0.25	(1.61)	10.78
*	Returns for periods of less than one year are not annualized.

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta**	0.88

Price to Earnings Ratio (trailing 12 months)	27.2x

Price to Book Ratio	4.1x

Median Market Cap ($B)	$24.0

Portfolio Turnover	24%

Number of Holdings	46

NAV	$11.32
**	A measure of the Fund’s sensitivity to market movements. The benchmark beta is 1.00 by definition. This measure was based on 3-year net returns.

TEN LARGEST EQUITY HOLDINGS[3,4] (AS OF JUNE 30, 2003)

Medtronic Incorporated	3.90%

Citi Group Incorporated	3.51%

Forest Laboratories Incorporated	3.31%

Amgen Incorporated	3.29%

eBay Incorporated	3.28%

Bed Bath & Beyond Incorporated	3.10%

Wal-Mart Stores Incorporated	3.08%

First Data Corporation	3.05%

Starbucks Corporation	2.91%

Dell Computer Corporation	2.81%

SECTOR DISTRIBUTION4 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT5

Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

2   The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

3   The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

4   Portfolio holdings are subject to change.

5   The chart compares the performance of the Wells Fargo Variable Trust Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses for the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long-term, by investing in securities of non-U.S. companies.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Josephine Jiménez, CFA

Sabrina Yih, CFA

INCEPTION DATE

07/03/00

PERFORMANCE HIGHLIGHTS

The Fund returned 6.76%1 for the six-month period ended June 30, 2003, underperforming its benchmark, the Morgan Stanley Capital International/Europe, Australasia and Far East (MSCI/EAFE) Index2, which returned 9.47%.

As the period began, the conflict with Iraq overshadowed global equity markets, particularly in Europe. France and Germany recorded three consecutive months of losses in January, February and March, while the United Kingdom fared somewhat better. In Asia, the severe acute respiratory syndrome (SARS) epidemic weighed down on Hong Kong and Singapore, while the Japanese stock market ended its fiscal year on March 31 with another decline due to a lack of confidence in government policy.

Once the war in Iraq commenced, European stocks staged a broad rally in the second quarter of 2003, recording three consecutive months of positive returns buoyed by interest rate cuts from the European Central Bank as well as a realization that the Iraq conflict would be relatively brief. In a reversal of the trend from the first quarter, stock markets in France and Germany comfortably outperformed the stock market in the United Kingdom.

Meanwhile, the Japanese stock market posted double-digit returns for the second quarter as European investors increased their holdings, positively impacting the Fund’s Japanese holdings. The economic impact of SARS was more muted than earlier expectations and markets rebounded sharply in Hong Kong and Singapore along with the Fund’s holdings in those countries. The Fund’s Australian holdings exhibited modest returns as money flowed out of the country and into Asia. SAP, the German software company, was a strong performer for the Fund, as the company has benefited from industry consolidations. However, Sony was a weak performer for the Fund due to a downward revision in its earnings projections.

The Fund’s focus on high quality companies was a detriment to relative performance, as investors generally bid up companies with weaker fundamentals during the second quarter rally.

STRATEGIC OUTLOOK

Our strategy going forward will be to continue to emphasize those companies that can benefit from a pick-up in economic activity, such as basic materials and technology, while selecting stocks that have been beaten down by the bear market. We also have a more positive outlook on Japan due to structural economic changes and increased export competitiveness. With a focus on high quality holdings and long-term performance, we believe that the Fund is positioned to take advantage of a gradually improving economy.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	Life of Fund

Wells Fargo Variable Trust International Equity Fund	6.76	(11.49)	(14.81)

Benchmark

MSCI/EAFE Index[2]	9.47	(6.46)	(13.52)
*	Returns for periods of less than one year are not annualized.

FUND CHARACTERISTICS (AS OF JUNE 30, 2003)

Price to Earnings Ratio (trailing 12 months)	18.6x

Price to Book Ratio	2.14x

Median Market Cap ($B)	$17.74

Portfolio Turnover	52%

Number of Holdings	87

NAV	$6.16

TEN LARGEST EQUITY HOLDINGS[3,4] (AS OF JUNE 30, 2003)

Total SA	2.96%

Royal Bank Of Scotland	2.77%

Loblaw Companies Limited	2.51%

Nestle SA	2.40%

Royal Dutch Petroleum Company	2.26%

Toyota Motor Corporation ADR	2.18%

Novartis	1.98%

Eni Sponsored ADR	1.93%

Canon Incorporated ADR	1.89%

Glaxosmithkline PLC	1.72%

PORTFOLIO COMPOSITION4 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT5

2   The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI/EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

3   The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

4   Portfolio holdings are subject to change.

5   The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Peregrine Capital Management, Inc.

FUND MANAGERS

John S. Dale, CFA

Gary E. Nussbaum, CFA

INCEPTION DATE

09/20/99

PERFORMANCE HIGHLIGHTS

The Fund returned 11.75%1 for the six-month period ended June 30, 2003, matching the performance of its benchmark, the S&P 500 Index2, which also returned 11.75% for the period.

Stocks began the period in a lockstep mode, reacting positively and negatively to daily news from Iraq, as well as domestic economic data. Long-term company specific fundamentals and valuations, the key stock price drivers over the long term, took a back seat in this environment. That all changed in early March when it became certain that the U.S. was going to war in Iraq.

Once the uncertainty about U.S. strategy was settled, and it became clear that the conflict would be relatively brief, large-cap growth stocks bounced back sharply. The Fund’s emphasis on high quality holdings helped Fund performance during the period. Some of the Fund’s top performing stocks for the second quarter of 2003 had been the most depressed prior to the recent rally. Stocks such as Charles Schwab, Concord EFS (payment processing), EMC (data storage) and Veritas Software advanced 40% or more in the second quarter. Other depressed Fund holdings, such as Cisco Systems (communications equipment), DST Systems (computer services) and Intel (semiconductors) also bounced back nicely. Portfolio stalwarts such as Medtronic (medical equipment), Microsoft and Wal-Mart lagged.

During the period, we added Family Dollar Stores as a holding, among several other stocks. The company is a leader in the rapidly growing category of value-oriented retailers, providing high-quality merchandise at discount prices to its neighborhood-based customers.

STRATEGIC OUTLOOK

The Fund’s stock holdings have been achieving growth through high unit volume gains — selling more products and services — which we believe could be a long-term, sustainable source of earnings growth. In most cases, we see these companies as driving the competitive environment and offering value to their customers and shareholders. Given our portfolio holdings, as well as the improving economic environment, we have an optimistic outlook for the remainder of 2003.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	Life of Fund

Wells Fargo Variable Trust Large Company Growth Fund	11.75	(0.78)	(6.95)

Benchmark

S&P 500 Index[2]	11.75	0.25	(6.69)
*	Returns for periods of less than one year are not annualized.

CHARACTERISTICS (AS OF JUNE 30, 2003)

Price to Earnings Ratio (trailing 12 months)	24x

Price to Book Ratio	4.5x

Median Market Cap ($B)	$23.8

Portfolio Turnover	8%

Number of Holdings	33

NAV	$7.61

TEN LARGEST EQUITY HOLDINGS[3,4] (AS OF JUNE 30, 2003)

Medtronic Incorporated	7.23%

Microsoft Corporation	6.91%

Goldman Sachs Group Incorporated	6.36%

First Data Corporation	6.17%

eBay Incorporated	6.15%

Intel Corporation	5.34%

Pfizer Incorporated	4.93%

American International Group	4.55%

Amgen Incorporated	4.13%

Dell Computer Corporation	3.40%

SECTOR DISTRIBUTION4 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT5

2   The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

3   The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

4   Portfolio holdings are subject to change.

5   The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Dave Sylvester

Laurie White

INCEPTION DATE

05/19/94

PERFORMANCE HIGHLIGHTS

The Fund returned 0.31%1 for the six-month period ended June 30, 2003, outperforming the iMoneyNet First Tier Retail Money Fund Average,2 which returned 0.29% over the same period. The Fund distributed $0.003 per share in dividend income and no capital gains during the period.

The economy began the year on a promising note, but worries about the war in Iraq and a spike in oil prices quashed the recovery. Unemployment grew in the first quarter, although home and automobile sales remained steady. Fortunately, the economy gathered momentum as the second quarter progressed, stimulated in part by the 2003 tax cut and a wave of mortgage refinancing that seemed to bolster consumer spending.

Interest rates remained historically low during the first half of 2003, and that reduced the returns available from money market securities. Fund yields had gradually declined as higher-yielding investments matured and were replaced with available lower-yielding investments.

During the period, interest rates remained low as investors expected continuing economic weakness and additional action by the Federal Reserve Board (the Fed). The Fed lowered short-term interest rates from 1.25% to 1% at its June 25 meeting, although many investors had hoped that the Fed would be more aggressive.

The Fund’s strategies have been aimed at providing investors with a reasonable yield without taking the kinds of risks that could hurt the Fund in the event of rising interest rates. Investors avoided certain commercial paper issues due to some accounting controversies. As a result, a number of issuers exited the commercial paper markets, which made it more difficult to find securities offering attractive yield.

STRATEGIC OUTLOOK

Using tax cuts and aggressive Fed actions, government policymakers are attempting to bring the economy back to a more normal growth path that is typical for the second year of an expansion. Even a modest growth recovery could lift interest rates from these historically low levels, as investor attention shifts from the Iraq war to worsening federal and state budget deficits.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	5-Year	Life of Fund

Wells Fargo Variable Trust Money Market Fund	0.31	0.90	3.55	4.18

Benchmark

iMoneyNet First Tier Retail Money Fund Average[2]	0.29	0.81	3.85	5.07
*	Returns for periods of less than one year are not annualized.

FUND YIELD SUMMARY (AS OF JUNE 30, 2003)

7-Day Current Yield	0.48%

7-Day Effective Yield	0.48%

30-Day Simple Yield	0.53%

30-Day Effective Yield	0.53%

FUND CHARACTERISTICS (AS OF JUNE 30, 2003)

Weighted Average Maturity	41 days

Number of Holdings	40

PORTFOLIO ALLOCATION3 (AS OF JUNE 30, 2003)

MATURITY DISTRIBUTION (AS OF JUNE 30, 2003)

Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

2   The iMoneyNet First Tier Retail Money Fund Average is an average of non-government retail funds that do not hold any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury securities, U.S. other securities, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.

3   Portfolio holdings are subject to change.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

Jerome “Cam” Philpott, CFA

Stuart Roberts

INCEPTION DATE

05/01/95

PERFORMANCE HIGHLIGHTS

The Fund returned 16.91%1 for the six-month period ended June 30, 2003, underperforming its benchmark, the Russell 2000 Index2, which returned 17.88%.

Most investors were focused on the war in Iraq early in the period and avoided stocks until the conflict was resolved. Negative sentiment regarding the global economy appeared to have ended by April, when investors turned their attention to corporate earnings, which were generally positive. Earnings results were positive for many of the companies held by the Fund, which generally helped drive stock prices higher. The combination of tax cuts and the Federal Reserve Board’s actions to lower interest rates helped the market along.

Technology was a consistent performer during the first half of 2003, with companies in the semiconductor area performing particularly well as investors looked ahead to better economic times. In the second quarter, finance and wireless communications holdings provided solid performance for the Fund. For example, LendingTree, an online consumer finance company, produced notable returns after an announcement that it would be acquired by USA Interactive. Alliance Data Systems, a provider of transaction and credit services, was another strong contributor to the Fund’s performance. In the telecommunications sector, Nextel Partners, which operates the Nextel branded service in smaller markets, was a strong stock holding for the Fund, as the company continued to produce higher revenues per subscriber compared to industry peers.

STRATEGIC OUTLOOK

We are optimistic about upcoming earnings reports for the companies held by the Fund. The market recently has been rewarding these companies for their earnings growth, and we believe that strong fundamentals may continue to drive equity prices. In addition, we are seeing an increase in merger activity, which is an indication that companies may be gaining confidence regarding their business opportunities.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	5-Year	Life of Fund

Wells Fargo Variable Trust Small Cap Growth Fund	16.91	(6.28)	(10.20)	0.08

Benchmark

Russell 2000 Index[2]	17.88	(1.64)	0.97	8.07
*	Returns for periods of less than one year are not annualized.

CHARACTERISTICS (AS OF JUNE 30, 2003)

Beta**	1.60

Price to Earnings Ratio (trailing 12 months)	18.7x

Price to Book Ratio	2.8x

Median Market Cap ($B)	$1.10

Portfolio Turnover	115%

Number of Holdings	106

NAV	$5.67
**	A measure of the Fund’s sensitivity to market movement. The benchmark beta is 1.00 by definition.

TEN LARGEST EQUITY HOLDINGS[3,4] (AS OF JUNE 30, 2003)

Hollywood Entertainment Corporation	2.95%

Pharmaceutical Resources Incorporated	2.85%

Kroll Incorporated	2.61%

FTI Consulting Incorporated	2.39%

Gtech Holdings Corporation	2.29%

Corinthian Colleges Incorporated	2.26%

Polaris Industries Incorporated	1.98%

Radio One Incorporated	1.92%

Leapfrog Enterprises Incorporated	1.78%

Brunswick Corporation	1.73%

SECTOR DISTRIBUTION4 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT5

    Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

2   The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 8% of the U.S. equity market. You cannot invest directly in an index.

3   The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

4   Portfolio holdings are subject to change.

5   The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund for the life of the Fund with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PERFORMANCE HIGHLIGHTS

TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Total Return Bond Fund (the Fund) seeks total return consisting of income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGERS

William Stevens

Marie Chandoha

INCEPTION DATE

09/20/99

PERFORMANCE HIGHLIGHTS

The Fund returned 7.74%1 for the six-month period ended June 30, 2003, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index2 (the Index), which returned 3.93%. The Fund distributed $0.27 per share in dividend income and no capital gains during the period.

The bond market was off to a stronger start in 2003 than it was in 2002, though it experienced setbacks in March and June of 2003. Bonds overcame the setbacks, however, to post another impressive gain during the period. Leadership of the rally in bonds stayed with the corporate sector for the period, helping the Fund’s performance.

Another positive factor for the Fund’s performance was our overweight position in corporate bonds, such as cable media and telecommunications, as investors reached for bonds that paid higher yields. Other strong performing bonds held by the Fund included Sears, Ford and General Motors. As the airline industry rallied in the final months of the period, this detracted from the Fund’s performance since we had no holdings in that industry. We were concerned about the long-term viability of this industry, which continued to be saddled with huge amounts of debt, high fixed-rate costs, weak pricing, negative free cash flow and overcapacity.

On May 1, 2003, the Fund’s investment objective was changed along with its name. The Fund managers also changed at that time. The investment style has expanded from investments primarily in corporate debt securities to a broad range of investment-grade bond offerings, including corporate bonds, U.S. government obligations, and mortgage- and other asset-backed securities. These changes were made in an effort to provide investors with higher quality investments, while seeking a broader exposure to the bond market and a risk profile similar to the Index.

STRATEGIC OUTLOOK

In selecting securities for the Fund’s portfolio, we take into consideration a broad range of economic factors. While our baseline hypothesis anticipates a pick up in economic growth, there are other issues that concern us, such as geopolitical risk, deflation, the high level of household debt, the condition of state and local government finances, high unemployment and the competitive advantage of lower-cost producers like China. We will continue to position the Fund in an effort to outperform the benchmark in a variety of economic scenarios.

1   Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through April 30, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.

PERFORMANCE HIGHLIGHTS	VARIABLE TRUST FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2003)

	6-Month*	1-Year	Life of Fund

Wells Fargo Variable Trust Total Return Bond Fund	7.74	13.54	8.71

Benchmark

Lehman Brothers Aggregate Bond Index[2]	3.93	10.40	9.09

Lehman Brothers U.S. Credit Index[3]	7.32	15.59	10.07
*	Returns for periods of less than one year are not annualized.

FUND CHARACTERISTICS (AS OF JUNE 30, 2003)

Average Credit Quality[4]	A

Weighted Average Coupon	6.28%

Weighted Average Maturity	8.55 years

Duration	5.16 years

Portfolio Turnover	199%

Number of Holdings	210

Distribution Rate[5]	4.35%

SEC Yield[6]	4.16%

NAV	$10.90

PORTFOLIO ALLOCATION7 (AS OF JUNE 30, 2003)

GROWTH OF $10,000 INVESTMENT8

2 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index. The Fund changed its benchmark to the Lehman Brothers Aggregate Bond Index because it is more representative of the breadth of the Fund’s holdings.

3   The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. Corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

4   The average credit quality is compiled from the ratings of Standard & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

5   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

6   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

7   Portfolio holdings are subject to change.

8   The chart compares the performance of the Wells Fargo Variable Trust Total Return Bond Fund for the life of the Fund with the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Common Stock – 53.96%

Amusement & Recreation Services – 0.03%

1,581	Harrah’s Entertainment†	$63,619

Apparel & Other Finished Products Made From Fabrics & Similar Materials – 0.07%

1,844	Jones Apparel Group Incorporated†	53,955

1,548	Liz Claiborne Incorporated	54,567

1,557	VF Corporation	53,016

		161,538

Apparel & Accessory Stores – 0.27%

12,842	Gap Incorporated	240,916

4,885	Kohls Corporation†	250,991

7,527	Limited Brands Incorporated	116,669

1,958	Nordstrom Incorporated	38,220

		646,796

Automotive Dealers & Gasoline Service Stations – 0.07%

4,056	Autonation Incorporated†	63,760

1,290	Autozone Incorporated	98,001

		161,762

Automotive Repair, Services, & Parking – 0.01%

904	Ryder System Incorporated	23,160

Building Construction – General Contractors & Operative Builders – 0.07%

897	Centex Corporation	69,778

685	KB Home	42,456

880	Pulte Homes Incorporated	54,261

		166,495

Building Materials, Hardware, Garden Supply & Mobile Home Dealers – 0.68%

33,131	Home Depot Incorporated	1,097,299

11,244	Lowe’s Companies Incorporated	482,930

2,117	Sherwin-Williams Company	56,905

		1,637,134

Business Services – 4.26%

3,343	Adobe Systems Incorporated	107,210

64,848	AOL Time Warner Incorporated†	1,043,404

1,612	Autodesk Incorporated	26,050

8,623	Automatic Data Processing	291,975

3,364	BMC Software Incorporated	54,934

14,687	Cendant Corporation†	269,066

2,383	Citrix Systems Incorporated†	48,518

8,335	Computer Associates International	185,704

2,699	Computer Sciences Corporation†	102,886

5,451	Compuware Corporation†	31,452

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Business Services (continued)

7,016	Concord EFS Incorporated†	$103,276

2,133	Convergys Corporation†	34,128

797	Deluxe Corporation	35,706

4,578	Ebay Incorporated†	476,936

2,099	Electronic Arts Incorporated†	155,305

6,898	Electronic Data Systems	147,962

2,033	Equifax Incorporated	52,858

10,785	First Data Corporation	446,930

2,785	Fiserv Incorporated†	99,174

0	Hudson Highland Group Incorporated†	1

3,504	IMS Health Incorporated	63,037

5,618	Interpublic Group Companies Incorporated	75,169

2,959	Intuit Incorporated†	131,764

1,231	Mercury Interactive Corporation†	47,529

154,816	Microsoft Corporation	3,964,838

1,612	Monster Worldwide Incorporated†	31,805

1,375	NCR Corporation	35,228

5,311	Novell Incorporated†	16,358

2,718	Omnicom Group Incorporated	194,881

75,603	Oracle Corporation†	908,748

3,813	Parametric Technology†	11,630

4,565	Peoplesoft Incorporated†	80,298

2,453	Robert Half International Incorporated†	46,460

7,059	Siebel Systems Incorporated†	67,343

46,571	Sun Microsystems Incorporated†	214,227

4,100	Sungard Data Systems Incorporated†	106,231

4,726	Unisys Corporation†	58,035

5,981	Veritas Software Corporation†	171,475

8,698	Yahoo Incorporated†	284,946

		10,223,477

Chemicals & Allied Products – 7.01%

22,509	Abbott Laboratories Incorporated	984,994

3,277	Air Products & Chemicals	136,323

845	Alberto-Culver Company	43,180

18,162	Amgen Incorporated	1,216,491

1,592	Avery Dennison Corporation	79,918

3,386	Avon Products Incorporated	210,609

2,140	Biogen Incorporated	81,320

27,950	Bristol-Myers Squibb Company	758,843

2,688	Chiron Corporation†	117,519

3,125	Clorox Company	133,281

7,758	Colgate-Palmolive Company	449,576

13,202	Dow Chemical Company	408,734

14,362	Du Pont (E.I.) De Nemours	598,034

1,115	Eastman Chemical Company	35,312

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Chemicals & Allied Products (continued)

3,789	Ecolab Incorporated	$96,998

16,201	Eli Lilly & Company	1,117,383

5,234	Forest Laboratories Incorporated†	286,562

3,111	Genzyme Corporation†	130,040

14,725	Gillette Company	469,139

724	Great Lakes Chemical Corporation	14,770

1,353	International Flavors & Fragrances	43,201

3,471	King Pharmaceuticals Incorporated†	51,232

3,634	Medimmune Incorporated†	132,169

32,334	Merck & Company Incorporated	1,957,824

113,845	Pfizer Incorporated	3,887,814

2,447	PPG Industries Incorporated	124,161

2,342	Praxair Incorporated	140,754

18,669	Procter & Gamble Company	1,664,901

3,201	Rohm & Haas Company	99,327

21,181	Schering-Plough Corporation	393,967

1,021	Sigma-Aldrich	55,318

1,543	Watson Pharmaceuticals†	62,291

19,149	Wyeth	872,237

		16,854,222

Communications – 2.73%

4,488	Alltel Corporation	216,411

11,337	AT&T Corporation	218,237

39,105	AT&T Wireless Services	321,052

5,498	Avaya Incorporated	35,517

26,631	Bellsouth Corporation	709,184

2,063	Centurytel Incorporated	71,896

8,855	Clear Channel Communications†	375,363

32,428	Comcast Corporation†	978,677

14,824	Nextel Communications Incorporated†	268,018

24,447	Qwest Communications International†	116,857

47,909	SBC Communications Incorporated	1,224,075

12,964	Sprint Corporation (FON Group)	186,682

14,757	Sprint Corporation (PCS Group)†	84,853

2,129	Symantec Corporation†	93,378

3,305	Univision Communications†	100,472

39,658	Verizon Communications	1,564,508

		6,565,180

Depository Institutions – 5.78%

5,062	Amsouth Bancorporation	110,554

21,601	Bank of America Corporation	1,707,127

11,118	Bank of New York Company Incorporated	319,643

16,472	Bank One Corporation	612,429

6,795	BB&T Corporation	233,069

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Depository Institutions (continued)

3,244	Charter One Financial Incorporated	$101,148

74,234	Citigroup Incorporated	3,177,215

2,525	Comerica Incorporated	117,413

8,280	Fifth Third Bancorporation	474,775

1,821	First Tennessee National Corporation	79,960

15,162	Fleetboston Financial Corporation	450,463

2,201	Golden West Financial Corporation	176,102

3,296	Huntington Bancshares Incorporated	64,338

29,290	JP Morgan Chase & Company	1,001,132

6,096	Key Corporation	154,046

3,268	Marshall & Ilsley Corporation	99,935

6,221	Mellon Financial Corporation	172,633

8,820	National City Corporation	288,502

2,259	North Fork Bancorporation	76,942

3,178	Northern Trust Corporation	132,809

4,078	PNC Financial Services Group	199,047

3,202	Regions Financial Corporation	108,164

4,906	Southtrust Corporation	133,443

4,793	State Street Corporation	188,844

4,038	Suntrust Banks Incorporated	239,615

4,378	Synovus Financial Corporation	94,127

2,862	Union Planters Corporation	88,808

27,682	US Bancorp	678,209

19,397	Wachovia Corporation	775,104

13,417	Washington Mutual Incorporated	554,122

24,155	Wells Fargo & Company‡	1,217,412

1,299	Zions Bancorporation	65,742

		13,892,872

Eating & Drinking Places – 0.26%

2,427	Darden Restaurants Incorporated	46,064

18,346	Mcdonald’s Corporation	404,713

1,636	Wendy's International Incorporated	47,395

4,217	Yum! Brands Incorporated†	124,655

		622,827

Educational Services – 0.06%

2,526	Apollo Group Incorporated	156,006

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 4.01%

11,563	ADC Telecommunications	26,919

4,986	Advanced Micro Devices	31,960

5,521	Altera Corporation	90,544

2,834	American Power Conversion	44,182

5,267	Analog Devices Incorporated	183,397

1,417	Andrew Corporation	13,036

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Electronic & Other Electrical Equipment & Components, Except Computer Equipment (continued)

4,384	Applied Micro Circuits†	$26,523

4,038	Broadcom Corporation†	100,587

6,793	Ciena Corporation†	35,256

2,713	Comverse Technology Incorporated†	40,776

1,344	Cooper Industries Incorporated	55,507

6,070	Emerson Electric Company	310,177

144,118	General Electric Company	4,133,304

94,220	Intel Corporation	1,958,268

20,623	JDS Uniphase Corporation†	72,387

4,513	Linear Technology Corporation	145,364

5,410	LSI Logic Corporation†	38,303

59,656	Lucent Technologies Incorporated†	121,102

4,681	Maxim Integrated Products	160,043

1,129	Maytag Corporation	27,570

8,776	Micron Technology Incorporated†	102,065

2,755	Molex Incorporated	74,357

33,392	Motorola Incorporated	314,887

2,631	National Semiconductor†	51,883

4,893	Network Appliance Incorporated†	79,316

2,161	Novellus Systems Incorporated†	79,138

2,293	Nvidia Corporation†	52,762

2,436	PMC – Sierra Incorporated†	28,574

1,193	Power-One Incorporated†	8,530

1,353	Qlogic Corporation†	65,390

11,383	Qualcomm Incorporated†	406,942

7,354	Sanmina-Sci Corporation†	46,404

2,148	Scientific-Atlanta Incorporated	51,208

5,944	Tellabs Incorporated†	39,052

24,936	Texas Instruments Incorporated	438,874

843	Thomas & Betts Corporation†	12,181

989	Whirlpool Corporation	62,999

4,865	Xilinx Incorporated†	123,133

		9,652,900

Electric, Gas, & Sanitary Services – 1.75%

8,834	AES Corporation†	56,096

1,812	Allegheny Energy Incorporated	15,311

3,014	Allied Waste Industries	30,291

2,324	Ameren Corporation	102,488

5,695	American Electric Power	169,882

5,496	Calpine Corporation†	36,274

4,405	Centerpoint Energy Incorporated	35,901

2,539	Cinergy Corporation	93,410

4,087	Citizens Communications	52,681

2,077	CMS Energy Corporation†	16,824

3,219	Consolidated Edison	139,318

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Electric, Gas, & Sanitary Services (continued)

2,384	Constellation Energy	$81,771

4,481	Dominion Resources Incorporated	287,994

2,422	DTE Energy Company	93,586

12,994	Duke Energy Corporation	259,230

5,373	Dynegy Incorporated†	22,567

4,698	Edison International†	77,188

8,639	El Paso Corporation	69,803

3,255	Entergy Corporation	171,799

4,675	Exelon Corporation	279,612

4,291	Firstenergy Corporation	164,989

2,643	FPL Group Incorporated	176,685

2,268	Keyspan Corporation	80,401

1,760	Kinder Morgan Incorporated	96,184

5,826	Mirant Corporation†	16,895

634	Nicor Incorporated	23,528

3,786	Nisource Incorporated	71,934

519	Peoples Energy Corporation	22,260

5,900	PG&E Corporation†	124,785

1,315	Pinnacle West Capital Corporation	49,247

2,430	PPL Corporation	104,490

3,472	Progress Energy Incorporated	152,421

3,257	Public Service Enterprise	137,608

2,991	Sempra Energy	85,333

10,407	Southern Company Incorporated	324,282

2,545	Teco Energy Incorporated	30,515

4,647	TXU Corporation	104,325

8,527	Waste Management Incorporated	205,415

7,465	Williams Companies Incorporated	58,974

5,749	Xcel Energy Incorporated	86,465

		4,208,762

Engineering, Accounting, Research Management & Related Services – 0.27%

1,175	Fluor Corporation—New	39,527

6,303	Halliburton Company	144,969

3,769	Monsanto Company	81,561

2,138	Moody’s Corporation	112,694

5,428	Paychex Incorporated	159,095

1,518	Quest Diagnostics Incorporated†	96,848

1,705	Quintiles Transnational†	24,194

		658,888

Fabricated Metal Products, Except Machinery & Transportation Equipment – 0.40%

822	Ball Corporation	37,409

854	Crane Company	19,326

2,095	Fortune Brands Incorporated	109,359

4,435	Illinois Tool Works	292,045

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Fabricated Metal Products, Except Machinery & Transportation Equipment (continued)

6,490	Lockheed Martin Corporation	$308,729

6,872	Masco Corporation	163,897

839	Snap-On Incorporated	24,356

		955,121

Food & Kindred Products – 2.18%

524	Adolph Coors Company	25,666

12,031	Anheuser-Busch Companies Incorporated	614,183

9,292	Archer-Daniels-Midland Company	119,588

5,919	Campbell Soup Company	145,016

35,520	Coca-Cola Company	1,648,483

6,519	Coca-Cola Enterprises Incorporated	118,320

7,743	Conagra Foods Incorporated	182,735

5,329	General Mills Incorporated	252,648

5,067	Heinz (HJ) Company	167,110

1,584	Hercules Incorporated†	15,682

1,891	Hershey Foods Corporation	131,727

5,862	Kellogg Company	201,477

2,007	Mccormick & Company Incorporated	54,590

3,953	Pepsi Bottling Group Incorporated	79,139

24,775	PepsiCo Incorporated	1,102,488

11,206	Sara Lee Corporation	210,785

3,245	Wrigley (Wm) Jr Company	182,466

		5,252,103

Food Stores – 0.19%

5,289	Albertsons Incorporated	101,549

10,879	Kroger Company†	181,462

5,631	Starbucks Corporation†	138,072

2,030	Winn-Dixie Stores Incorporated	24,989

		446,072

Forestry – 0.07%

3,158	Weyerhaeuser Company	170,532

Furniture & Fixtures – 0.14%

1,285	Johnson Controls Incorporated	109,996

2,781	Leggett & Platt Incorporated	57,011

3,953	Newell Rubbermaid Incorporated	110,684

2,567	Rockwell Collins	63,225

		340,916

General Merchandise Stores – 1.94%

1,683	Big Lots Incorporated	25,312

1,222	Dillards Incorporated	16,460

4,810	Dollar General Corporation	87,831

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

General Merchandise Stores (continued)

2,480	Family Dollar Stores Incorporated	$94,612

2,701	Federated Department Stores†	99,532

3,878	JC Penney Company Incorporated (Holding)	65,344

4,159	May Department Stores Company	92,579

4,428	Sears Roebuck & Company	148,958

13,133	Target Corporation	496,953

7,361	TJX Companies Incorporated	138,681

63,143	Wal-Mart Stores Incorporated	3,388,885

		4,655,147

Health Services – 0.17%

7,377	HCA Incorporated	236,359

3,441	Health Management Assocciates Incorporated	63,486

1,297	Manor Care Incorporated†	32,438

6,728	Tenet Healthcare Corporation†	78,381

		410,664

Heavy Construction Other Than Building Construction Contracts – 0.00%

943	Mcdermott International Incorporated†	5,969

Holding & Other Investment Offices – 0.18%

5,806	Equity Office Properties	156,820

3,930	Equity Residential	101,984

2,638	Plum Creek Timber Company	68,456

2,725	Simon Property Group Incorporated	106,357

		433,617

Home Furniture, Furnishings, & Equipment Stores – 0.19%

4,257	Bed Bath & Beyond Incorporated	165,214

4,646	Best Buy Company Incorporated	204,052

2,987	Circuit City Stores	26,286

2,428	Radioshack Corporation	63,881

		459,433

Hotels, Rooming Houses, Camps, & Other Lodge Places – 0.12%

5,433	Hilton Hotels Corporation	69,488

3,343	Marriott International Incorporated	128,438

2,893	Starwood Hotels & Resorts†	82,711

		280,637

Industrial & Commercial Machinery & Computer Equipment – 3.99%

5,635	3M Company	726,801

1,035	American Standard Companies	76,518

5,272	Apple Computer Incorporated	100,801

23,899	Applied Materials Incorporated	379,038

4,854	Baker Hughes Incorporated	162,949

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Industrial & Commercial Machinery & Computer Equipment (continued)

1,118	Black & Decker Corporation	$48,577

4,967	Caterpillar Incorporated	276,463

101,210	Cisco Systems Incorporated†	1,679,074

598	Cummins Incorporated	21,462

3,451	Deere & Company	157,711

37,034	Dell Computer Corporation†	1,183,607

2,920	Dover Corporation	87,483

1,075	Eaton Corporation	84,506

31,536	EMC Corporation†	330,182

4,673	Gateway Incorporated†	17,056

44,016	Hewlett-Packard Company	937,541

24,917	IBM Corporation	2,055,653

2,442	Ingersoll-Rand Company – Cl A	115,555

1,231	International Game Technology†	125,968

2,864	Jabil Circuit Incorporated†	63,294

1,838	Lexmark International Incorporated†	130,075

1,773	Pall Corporation	39,893

1,703	Parker Hannifin Corporation	71,509

3,377	Pitney Bowes Incorporated	129,711

11,965	Solectron Corporation†	44,747

1,231	Stanley Works	33,976

3,324	Symbol Technologies Incorporated	43,245

6,747	United Technologies Corporation	477,890

		9,601,285

Insurance Agents, Brokers & Service – 0.22%

4,501	AON Corporation	108,384

2,329	Humana Incorporated†	35,168

7,720	Marsh & Mclennan Companies Incorporated	394,260

		537,812

Insurance Carriers – 2.83%

3,816	Ace Limited	130,851

2,189	Aetna Incorporated – New†	131,776

7,402	AFLAC Incorporated	227,612

10,150	Allstate Corporation	361,848

1,532	AMBAC Financial Group Incorporated	101,495

37,613	American International Group	2,075,485

1,993	Anthem Incorporated†	153,760

2,669	Chubb Corporation	160,140

2,021	Cigna Corporation	94,866

2,317	Cincinnati Financial Corporation	85,938

4,035	Hartford Financial Services	203,203

2,049	Jefferson-Pilot Corporation	84,952

4,167	John Hancock Financial	128,052

2,559	Lincoln National Corporation	91,177

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Insurance Carriers (continued)

2,674	Loews Corporation	$126,453

2,074	MBIA Incorporated	101,108

10,961	Metlife Incorporated	310,416

1,423	MGIC Investment Corporation	66,367

4,719	Principal Financial Group	152,188

3,138	Progressive Corporation	229,388

7,926	Prudential Financial Incorporated	266,710

1,995	Safeco Corporation	70,384

3,281	St Paul Companies Incorporated	119,789

1,673	Torchmark Corporation	62,317

14,512	Travelers Prop Casualty – B	228,854

12,941	United Health Group Incorporated	650,285

4,148	Unumprovident Corporation†	55,625

2,097	Wellpoint Health Networks†	176,777

1,969	XL Capital Limited – Class A	163,427

		6,811,243

Investments & Miscellaneous Financial Services – 0.02%

1,572	Federated Investors Incorporated	43,104

Lumber & Wood Products, Except Furniture – 0.04%

3,609	Georgia-Pacific Group	68,391

1,508	Louisiana-Pacific Corporation†	16,347

		84,738

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 1.57%

6,796	Agilent Technologies Incorporated†	132,862

1,877	Allergan Incorporated	144,717

3,013	Applera Corporation – Applied Biosystems Group	57,337

750	Bard (CR) Incorporated	53,483

767	Bausch & Lomb Incorporated	28,763

8,616	Baxter International Incorporated	224,016

3,672	Becton Dickinson & Company	142,657

3,720	Biomet Incorporated	106,615

5,914	Boston Scientific Corporation†	361,345

2,203	Danaher Corporation	149,914

4,131	Eastman Kodak Company	112,983

4,460	Guidant Corporation†	197,977

2,744	KLA-Tencor Corporation†	127,567

17,585	Medtronic Incorporated	843,552

699	Millipore Corporation†	31,015

1,818	Perkinelmer Incorporated	25,107

5,920	Raytheon Company	194,413

2,672	Rockwell Automation Incorporated	63,700

2,594	St Jude Medical Incorporated†	149,155

2,862	Stryker Corporation	198,537

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods (continued)

1,223	Tektronix Incorporated†	$26,417

2,666	Teradyne Incorporated†	46,148

2,332	Thermo Electron Corporation†	49,019

1,791	Waters Corporation†	52,172

11,270	Xerox Corporation†	119,347

2,832	Zimmer Holdings Incorporated†	127,582

		3,766,400

Metal Mining – 0.12%

2,096	Freeport-Mcmoran C & G	51,352

5,799	Newmont Mining Corporation	188,236

1,283	Phelps Dodge Corporation†	49,190

		288,778

Mining & Quarrying Of Nonmetallic Minerals, Except Fuels – 0.02%

1,464	Vulcan Materials Company	54,270

Miscellaneous Manufacturing Industries – 0.32%

2,497	Hasbro Incorporated	43,673

6,340	Mattel Incorporated	119,953

2,093	Tiffany & Company	68,399

28,795	Tyco International Limited	546,529

		778,554

Miscellaneous Retail – 0.45%

6,577	Costco Wholesale Corporation†	240,718

5,681	CVS Corporation	159,238

4,452	Office Depot Incorporated†	64,599

7,021	Staples Incorporated†	128,835

3,072	Toys R Us Incorporated†	37,233

14,779	Walgreen Company	444,848

		1,075,471

Motion Pictures – 0.24%

29,463	Walt Disney Company	581,894

Motor Freight Transportation & Warehousing – 0.43%

16,226	United Parcel Service Incorporated	1,033,596

Non-Depository Credit Institutions – 1.33%

18,702	American Express Company	781,931

3,265	Capital One Financial	160,573

1,883	Countrywide Financial	131,000

9,911	FHLMC	503,181

14,129	FNMA	952,860

18,423	MBNA Corporation	383,935

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Non-Depository Credit Institutions (continued)

4,179	Providian Financial Corporation†	$38,698

6,519	SLM Corporation	255,349

		3,207,527

Oil & Gas Extraction – 0.72%

3,597	Anadarko Petroleum Corporation	159,959

2,330	Apache Corporation	151,590

2,279	BJ Services Company	85,143

2,895	Burlington Resources Incorporated	156,533

3,327	Devon Energy Corporation	177,662

1,652	EOG Resources Incorporated	69,120

1,454	Kerr-Mcgee Corporation	65,139

2,100	Nabors Industries Limited†	83,055

1,926	Noble Corporation†	66,062

5,468	Occidental Petroleum Corporation	183,451

1,350	Rowan Companies Incorporated†	30,240

8,396	Schlumberger Limited	399,398

4,611	Transocean Incorporated†	101,304

		1,728,656

Paper & Allied Products – 0.35%

765	Bemis Company Incorporated	35,802

840	Boise Cascade Corporation	20,076

6,906	International Paper Company	246,751

7,335	Kimberly-Clark Corporation	382,447

2,889	Meadwestvaco Corporation	71,358

2,299	Pactiv Corporation†	45,313

779	Temple-Inland Incorporated	33,427

		835,174

Personal Services – 0.08%

2,458	Cintas Corporation	87,112

2,582	H & R Block Incorporated	111,672

		198,784

Petroleum Refining & Related Industries – 2.27%

1,296	Amerada Hess Corporation	63,737

984	Ashland Incorporated	30,189

15,405	Chevron Texaco Corporation	1,112,241

9,787	Conoco Phillips	536,328

96,316	Exxon Mobil Corporation	3,458,708

4,468	Marathon Oil Corporation	117,732

1,105	Sunoco Incorporated	41,703

3,720	Unocal Corporation	106,727

		5,467,365

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Primary Metal Industries – 0.19%

12,188	Alcoa Incorporated	$310,794

1,167	Allegheny Technologies	7,702

1,815	Engelhard Corporation	44,958

1,127	Nucor Corporation	55,054

1,487	United States Steel Corporation	24,342

1,239	Worthington Industries†	16,603

		459,453

Printing, Publishing, & Allied Industries – 0.88%

950	American Greetings	18,658

1,173	Dow Jones & Company Incorporated	50,474

3,873	Gannett Company Incorporated	297,485

1,178	Knight Ridder Incorporated	81,200

2,749	McGraw-Hill Companies Incorporated	170,438

717	Meredith Corporation	31,548

2,174	New York Times Company	98,917

1,633	RR Donnelley & Sons Company	42,687

4,455	Tribune Company	215,177

25,320	Viacom Incorporated†	1,105,471

		2,112,055

Railroad Transportation – 0.24%

5,373	Burlington Northern Santa Fe Corporation	152,808

3,081	CSX Corporation	92,707

5,620	Norfolk Southern Corporation	107,904

3,663	Union Pacific Corporation	212,527

		565,946

Rubber & Miscellaneous Plastics Products – 0.14%

1,060	Cooper Tire & Rubber Company	18,645

2,527	Goodyear Tire & Rubber Company	13,267

3,806	Nike Incorporated – Cl B	203,583

854	Reebok International Limited†	28,720

1,217	Sealed Air Corporation†	58,002

841	Tupperware Corporation	12,077

		334,294

Security & Commodity Brokers, Dealers, Exchanges & Services – 1.11%

1,428	Bear Stearns Companies Incorporated	103,416

19,472	Charles Schwab Corporation	196,472

3,655	Franklin Resources Incorporated	142,801

6,771	Goldman Sachs Group Incorporated	567,071

3,450	Janus Capital Group Incorporated	56,580

3,497	Lehman Brothers Holdings	232,481

13,415	Merrill Lynch & Company Incorporated	626,212

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Security & Commodity Brokers, Dealers, Exchanges & Services (continued)

15,678	Morgan Stanley	$670,235

1,760	T Rowe Price Group Incorporated	66,440

		2,661,708

Stone, Clay, Glass, & Concrete Products – 0.06%

18,253	Corning Incorporated†	134,890

Tobacco Products – 0.61%

29,198	Altria Group Incorporated Com	1,326,757

1,215	RJ Reynolds Tobacco Hldgs	45,210

2,411	UST Incorporated	84,457

		1,456,424

Transportation By Air – 0.20%

1,778	Delta Air Lines Incorporated	26,101

4,302	Fedex Corporation	266,853

11,231	Southwest Airlines Incorporated	193,173

		486,127

Transportation Equipment – 1.03%

12,123	Boeing Company	416,061

1,301	Brunswick Corporation	32,551

2,143	Dana Corporation	24,773

8,079	Delphi Corporation	69,722

26,393	Ford Motor Company	290,059

2,846	General Dynamics Corporation	206,335

8,084	General Motors Corporation	291,024

2,506	Genuine Parts Company	80,217

1,694	Goodrich Corporation	35,574

4,359	Harley-Davidson Incorporated	173,750

12,370	Honeywell International Incorporated	332,135

1,324	ITT Industries Incorporated	86,669

983	Navistar International Corporation	32,075

2,637	Northrop Grumman Corporation	227,547

1,676	Paccar Incorporated	112,994

1,948	Textron Incorporated	76,011

		2,487,497

Transportation Services – 0.02%

2,066	Sabre Holdings Corporation	50,927

Water Transportation – 0.12%

9,064	Carnival Corporation	294,671

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

Shares	Security Name	Value

Wholesale Trade – Durable Goods – 0.95%

1,321	Grainger (W W) Incorporated	$61,770

42,810	Johnson & Johnson	2,213,277

1,884	Visteon Corporation	12,943

		2,287,990

Wholesale Trade Non-Durable Goods – 0.50%

1,591	Amerisourcebergen Corporation	110,336

868	Brown-Forman Corporation	68,242

6,437	Cardinal Health Incorporated	413,899

4,174	Mckesson Corporation	149,179

6,364	Safeway Incorporated†	130,207

1,929	Supervalu Incorporated	41,126

9,367	Sysco Corporation	281,385

		1,194,374

Total Common Stock (Cost $165,623,421)		129,726,856

Real Estate Investment Trust (REIT) – 0.02%

1,353	Apartment Investment & Management Company	46,814

Total Real Estate Investment Trust (Cost $49,360)		46,814

Principal		Interest Rate	Maturity Date

US Treasury Obligations – 26.60%

US Treasury Bonds – 26.60%

6,193,000	U.S. Treasury Bond	6.25	8/15/2023	7,585,942

2,350,000	U.S. Treasury Bond	7.50	11/15/2024	3,299,179

2,329,000	U.S. Treasury Bond	7.63	2/15/2025	3,311,456

2,762,000	U.S. Treasury Bond	6.88	8/15/2025	3,639,150

3,434,000	U.S. Treasury Bond	6.00	2/15/2026	4,104,839

2,117,000	U.S. Treasury Bond	6.75	8/15/2026	2,758,633

2,688,000	U.S. Treasury Bond	6.50	11/15/2026	3,410,086

2,364,000	U.S. Treasury Bond	6.63	2/15/2027	3,042,449

2,223,000	U.S. Treasury Bond	6.38	8/15/2027	2,784,741

5,494,000	U.S. Treasury Bond	6.13	11/15/2027	6,687,659

2,943,000	U.S. Treasury Bond	5.50	8/15/2028	3,310,531

2,747,000	U.S. Treasury Bond	5.25	11/15/2028	2,990,261

2,848,000	U.S. Treasury Bond	5.25	2/15/2029	3,101,093

2,798,000	U.S. Treasury Bond	6.13	8/15/2029	3,418,915

4,457,000	U.S. Treasury Bond	6.25	5/15/2030	5,548,617

4,414,000	U.S. Treasury Bond	5.38	2/15/2031	4,970,407

Total US Treasury Obligations (Cost $54,405,106)				63,963,958

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST ASSET ALLOCATION FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Short-Term Investments – 19.00%

US Treasury Bills – 2.29%

$30,000	U.S. Treasury Bill	1.14^	8/21/2003	$29,966

5,000	U.S. Treasury Bill	1.15^	10/9/2003	4,988

210,000	U.S. Treasury Bill (E)	1.10^	10/9/2003	209,483

220,000	U.S. Treasury Bill	1.10^	10/9/2003	219,458

30,000	U.S. Treasury Bill	1.10^	10/9/2003	29,926

20,000	U.S. Treasury Bill	1.04^	10/9/2003	19,951

40,000	U.S. Treasury Bill	0.98^	12/4/2003	39,830

15,000	U.S. Treasury Bill (E)	1.13^	10/9/2003	14,963

5,000	U.S. Treasury Bill (E)	1.08^	10/9/2003	4,988

25,000	U.S. Treasury Bill (E)	1.07^	10/9/2003	24,938

4,310,000	U.S. Treasury Bill (E)	1.00^	12/4/2003	4,292,070

240,000	U.S. Treasury Bill (E)	1.00^	12/4/2003	239,002

30,000	U.S. Treasury Bill (F)	1.13^	10/9/2003	29,926

30,000	U.S. Treasury Bill (F)	1.00^	10/9/2003	29,926

50,000	U.S. Treasury Bill (F)	1.05^	10/9/2003	49,877

20,000	U.S. Treasury Bill	0.84^	12/4/2003	19,917

25,000	U.S. Treasury Bill (E)	0.86^	12/4/2003	24,896

50,000	U.S. Treasury Bill	1.10^	8/21/2003	49,943

165,000	U.S. Treasury Bill (C)	1.16^	8/21/2003	164,813

				5,498,861

Shares

Money-Market Funds – 16.71%

40,182,033	Wells Fargo Money Market Trust ~			40,182,033

Total Short-Term Investments (Cost $45,679,530)				45,680,894

Principal

Total Investment in Securities (Cost $ 265,757,417) *	99.58%			$239,418,522

Other Assets and Liabilities, Net	0.42			1,003,891

Total Net Assets	100.00%			$240,422,413

†	Non-income earning securities.
‡	Security of an affiliate of the fund with a cost of $1,027,392.
^	Yield to Maturity.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized depreciation consist of:

Gross Unrealized Appreciation	$19,468,919
Gross Unrealized Depreciation	(45,807,814)

Net Unrealized Depreciation	$(26,338,895)

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST EQUITY INCOME FUND

Shares	Security Name	Value

Common Stock – 96.32%

Chemicals & Allied Products – 13.11%

10,400	Abbott Laboratories	$455,104

17,960	Air Products & Chemicals Incorporated	747,136

35,790	Du Pont (EI) De Nemours	1,490,296

36,260	Merck & Company Incorporated	2,195,543

53,640	Pfizer Incorporated	1,831,806

26,420	Procter & Gamble Company	2,356,136

63,894	Rohm & Haas Company	1,982,630

		11,058,651

Communications – 3.74%

16,579	AT&T Corporation	319,146

21,600	SBC Communications Incorporated	551,880

57,749	Verizon Communications	2,278,198

		3,149,224

Depository Institutions – 11.15%

16,460	Bank of America Corporation	1,300,833

35,065	City Group Incorporated	1,500,782

95,620	JP Morgan Chase & Company	3,268,292

136,050	US Bancorp	3,333,225

		9,403,132

Eating & Drinking Places – 2.83%

108,050	Mcdonald's Corporation	2,383,583

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 5.61%

43,070	Emerson Electric Company	2,200,877

70,480	General Electric Company	2,021,366

53,500	Motorola Incorporated	504,505

		4,726,748

Electric, Gas, & Sanitary Services – 4.55%

920	Dominion Resources Incorporated	59,128

4,370	Duke Energy Corporation	87,181

9,772	Firstenergy Corporation	375,733

67,330	Public Service Enterprise	2,844,693

21,108	TXU Corporation	473,875

		3,840,610

Fabricated Metal Products, Except Machinery & Transportation Equipment – 4.00%

64,670	Fortune Brands Incorporated	3,375,774

Food & Kindred Products – 6.26%

65,940	PepsiCo Incorporated	2,934,330

124,650	Sara Lee Corporation	2,344,667

		5,278,997

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST EQUITY INCOME FUND

Shares	Security Name	Value

General Merchandise Stores – 5.71%

69,437	May Department Stores Company	$1,545,668

32,280	Sears Roebuck & Company	1,085,899

57,740	Target Corporation	2,184,881

		4,816,448

Industrial & Commercial Machinery & Computer Equipment – 11.07%

20,132	3M Company	2,596,625

142,600	Hewlett-Packard Company	3,037,380

44,800	IBM Corporation	3,696,000

		9,330,005

Insurance Carriers – 7.81%

166,680	Aegon NV	1,673,467

29,338	American International Group	1,618,871

25,330	Metlife Incorporated	717,345

70,450	St Paul Companies Incorporated	2,572,130

		6,581,813

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 1.03%

22,435	Becton Dickinson & Company	871,600

Motion Pictures – 1.51%

64,500	Walt Disney Company	1,273,875

Non-Depository Credit Institutions – 2.72%

54,870	American Express Company	2,294,115

Oil & Gas Extraction – 0.95%

16,810	Schlumberger Limited	799,652

Petroleum Refining & Related Industries – 7.70%

42,259	BP PLC	1,775,723

20,225	Chevron Texaco Corporation	1,460,245

62,314	Exxon Mobil Corporation	2,237,696

21,760	Royal Dutch Petroleum Company	1,014,451

		6,488,115

Tobacco Products – 2.58%

47,920	Altria Group Incorporated	2,177,485

Transportation Equipment – 1.62%

50,783	Honeywell International Incorporated	1,363,524

Wholesale Trade-Durable Goods – 2.37%

38,620	Johnson & Johnson	1,996,655

Total Common Stock (Cost $87,219,234)		81,210,006

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST EQUITY INCOME FUND

Shares	Security Name		Value

Short-Term Investments – 3.46%

2,913,245	Wells Fargo Money Market Trust ~		$2,913,245

Total Short-Term Investments (Cost $2,913,245)			2,913,245

Total Investments in securities (Cost $90,132,479)*		99.78%	$84,123,251

Other Assets and Liabilities Net		0.22	187,283

Total Net Assets		100.00%	$84,310,534

~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized depreciation consist of:

Gross Unrealized Appreciation	$6,346,148
Gross Unrealized Depreciation	(12,355,376)

Net Unrealized Depreciation	$(6,009,228)

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST EQUITY VALUE FUND

Shares	Security Name	Value

Common Stock – 99.39%

Chemicals & Allied Products – 13.20%

3,200	Abbott Laboratories	$140,032

5,520	Air Products & Chemicals Incorporated	229,632

11,070	Du Pont (EI) De Nemours	460,955

10,900	Merck & Company Incorporated	659,995

15,870	Pfizer Incorporated	541,961

8,325	Procter & Gamble Company	742,424

18,200	Rohm & Haas Company	564,745

		3,339,744

Communications – 3.77%

4,800	AT&T Corporation	92,400

4,475	SBC Communications Incorporated	114,336

18,910	Verizon Communications Incorporated	746,000

		952,736

Depository Institutions – 11.97%

5,695	Bank of America Corporation	450,076

10,820	Citigroup Incorporated	463,096

30,360	JP Morgan Chase & Company	1,037,705

44,000	US Bancorp	1,078,000

		3,028,877

Eating & Drinking Places – 2.75%

31,500	Mcdonald’s Corporation	694,890

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 5.76%

13,850	Emerson Electric Company	707,735

22,000	General Electric Company	630,960

12,500	Motorola Incorporated	117,875

		1,456,570

Electric, Gas, & Sanitary Services – 5.25%

2,450	Dominion Resources Incorporated	157,462

5,850	Duke Energy Corporation	116,707

3,900	Firstenergy Corporation	149,955

18,000	Public Service Enterprise	760,500

6,510	TXU Corporation	146,150

		1,330,774

Fabricated Metal Products, Except Machinery & Transportation Equipment – 3.80%

18,415	Fortune Brands Incorporated	961,263

Food & Kindred Products – 6.60%

20,800	PepsiCo Incorporated	925,600

39,500	Sara Lee Corporation	742,995

		1,668,595

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST EQUITY VALUE FUND

Shares	Security Name	Value

General Merchandise Stores – 5.41%

9,500	Sears Roebuck & Company	$319,580

16,728	Target Corporation	632,988

18,710	The May Department Stores Company	416,484

		1,369,052

Industrial & Commercial Machinery & Computer Equipment – 11.62%

6,350	3M Company	819,023

51,000	Hewlett-Packard Company	1,086,300

12,550	IBM Corporation	1,035,375

		2,940,698

Insurance Carriers – 8.16%

53,824	Aegon NV	540,393

8,518	American International Group	470,023

9,100	Metlife Incorporated	257,712

21,790	St Paul Companies Incorporated	795,553

		2,063,681

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 1.15%

7,513	Becton Dickinson & Company	291,880

Motion Pictures – 1.64%

21,000	Walt Disney Company	414,750

Non-Depository Credit Institutions – 2.40%

14,500	American Express Company	606,245

Oil & Gas Extraction – 0.98%

5,200	Schlumberger Limited	247,364

Petroleum Refining & Related Industries – 8.61%

12,675	BP PLC	532,604

6,800	Chevron Texaco Corporation	490,960

24,004	Exxon Mobil Corporation	861,984

6,260	Royal Dutch Petroleum Company	291,840

		2,177,388

Tobacco Products – 2.67%

14,850	Altria Group Incorporated	674,783

Transportation Equipment – 1.38%

13,000	Honeywell International Incorporated	349,050

Wholesale Trade-Durable Goods – 2.27%

11,100	Johnson & Johnson	573,870

Total Common Stock (Cost $27,556,777)		25,142,210

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST EQUITY VALUE FUND

Principal	Security Name		Interest Rate	Maturity Date	Value

Short-Term Investments – 0.27%

Repurchase Agreements – 0.27%

68,000	Goldman Sachs & Company – 102% Collateralized by U.S. Government Securities		1.10	7/1/2003	$68,000

Total Short-Term Investments (Cost $68,000)					68,000

Total Investments in Securities (Cost $27,624,777)*		99.66%			$25,210,210

Other Assets and Liabilities, Net		0.34			87,046

Total Net Assets		100.00%			$25,297,256

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized depreciation consist of:

Gross Unrealized Appreciation	$893,086
Gross Unrealized Depreciation	(3,307,653)

Net Unrealized Depreciation	$(2,414,567)

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST GROWTH FUND

Shares	Security Name	Value

Common Stock – 98.56%

Apparel & Accessory Stores – 0.95%

7,580	Kohls Corporation†	$389,460

Building Materials, Hardware, Garden Suppy, & Mobile Home Dealers – 2.22%

21,120	Lowe's Companies Incorporated	907,104

Business Services – 9.22%

8,740	Electronic Arts Incorporated†	646,673

30,108	First Data Corporation	1,247,676

10,770	Intuit Incorporated†	479,588

40,556	Microsoft Corporation	1,038,638

30,240	Oracle Systems Corporation†	363,485

		3,776,060

Chemicals & Allied Products – 12.89%

20,090	Amgen Incorporated†	1,345,628

40,260	Ecolab Incorporated	1,030,656

24,750	Forest Laboratories Incorporated†	1,355,063

9,100	Gilead Sciences Incorporated†	505,778

30,467	Pfizer Incorporated	1,040,448

		5,277,573

Depository Institutions – 5.87%

33,576	Citigroup Incorporated	1,437,053

13,130	Commerce Bancorp Incorporated NJ	487,123

8,370	Fifth Third Bancorp	479,936

		2,404,112

Educational Services – 2.62%

17,370	Apollo Group Incorporated†	1,072,771

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 8.01%

35,220	Intel Corporation	732,012

20,080	L-3 Communications Holdings†	873,278

27,630	Linear Technology Corporation	889,962

22,990	Maxim Integrated Products Incorporated	786,028

		3,281,282

Food & Kindred Products – 1.31%

12,030	PepsiCo Incorporated	535,335

Food Stores – 4.62%

48,600	Starbucks Corporation†	1,191,672

14,720	Whole Foods Market Incorporated†	699,642

		1,891,314

General Merchandise Stores – 3.08%

23,500	Wal Mart Stores Incorporated	1,261,245

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST GROWTH FUND

Shares	Security Name	Value

Home Furniture, Furnishings, & Equipment Stores – 3.10%

32,740	Bed Bath & Beyond Incorporated†	$1,270,639

Industrial & Commercial Machinery & Computer Equipment – 7.06%

59,457	Cisco Sytems†	986,392

36,036	Dell Computer Corporation†	1,151,711

71,780	EMC Corporation MA†	751,536

		2,889,639

Insurance Carriers – 8.18%

31,080	AFLAC Incorporated	955,710

12,910	AMBAC Incorporated	855,288

17,036	American International Group Incorporated	940,046

7,090	Wellpoint Health Network†	597,687

		3,348,731

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 8.23%

15,740	Boston Scientific Corporation†	961,714

33,260	Medtronic Incorporated	1,595,482

7,530	St Jude Medical Incorporated†	432,975

8,330	Zimmer Holdings Incorporated†	375,267

		3,365,438

Miscellaneous Retail – 5.63%

12,880	Ebay Incorporated†	1,341,838

32,070	Walgreen Company	965,307

		2,307,145

Non-Depository Credit Institutions – 1.47%

14,430	American Express	603,318

Oil & Gas Extraction – 2.38%

14,984	Apache Corporation	974,859

Petroleum Refining & Related Industries – 2.16%

47,180	Suncor Energy Incorporated	884,625

Printing, Publishing, & Allied Industries – 1.93%

18,147	Viacom Incorporated – Common Non Voting†	792,298

Security & Commodity Brokers, Dealers, Exchanges & Services – 2.68%

13,090	Goldman Sachs Group Incorporated	1,096,288

Wholesale Trade-Durable Goods – 1.09%

8,636	Johnson & Johnson	446,481

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST GROWTH FUND

Shares	Security Name	Value

Wholesale Trade Non-Durable Goods – 3.86%

14,190	Cardinal Health Incorporated	$912,417

22,220	Sysco Corporation	667,489

		1,579,906

Total Common Stock (Cost $38,434,727)		40,355,623

Principal		Interest Rate	Maturity Date

Short-Term Investments – 1.40%

Repurchase Agreements – 1.40%

573,000	Goldman Sachs & Company – 102% Collateralized by U.S. Government Securities	1.10%	7/1/2003	573,000

Total Short-Term Investments (Cost $573,000)				573,000

Total Investments In Securities (Cost $39,007,727)*	99.96%			$40,928,623

Other Assets and Liabilities, Net	0.04			18,121

Total Net Assets	100.00%			$40,946,744

†	Non-income earning securities.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation consist of:

Gross Unrealized Appreciation	$3,808,044
Gross Unrealized Depreciation	(1,887,148)

Net Unrealized Appreciation	$1,920,896

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST INTERNATIONAL EQUITY FUND

Shares	Security Name	Value

Common Stock – 73.53%

Australia – 2.69%

6,200	Australia And New Zealand Banking Group Limited (Financial Services)	$77,382

16,800	Broken Hill Proprietry Limited Sponsered ADR (Oil & Gas Extraction)	194,712

4,100	News Corporation Limited (Printing Publishing & Allied Industries)	124,107

		396,201

Brazil – 0.17%

1,500	Uniao De Bancos Brasileiros SA (Depository Institutions)	25,740

Canada – 3.36%

2,660	Canadian National Railway (Railroad Transportation)	127,406

8,080	Loblaw Companies Limited (Food Stores)	368,692

		496,098

Finland – 1.36%

5,410	Nokia OYJ (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	89,088

10,020	Stora Enso OYJ (Paper & Allied Products)	111,957

		201,045

France – 8.51%

6,010	Arcelor (Primary Metal Industries)	69,982

3,500	Aventis SA (Chemicals & Allied Products)	192,560

2,500	BNP Paribas SA (Depository Institutions)	127,035

2,900	Bouygues SA (Engineering Construction)	80,058

1,480	Lafarge SA (Stone Clay Glass & Concrete Products)	86,677

11,250	Orange SA (Communications)†	99,863

1,730	Sanofi (Chemicals & Allied Products)	101,318

2,050	Television Francaise (Communications)	63,090

5,740	Total SA (Oil & Gas Extraction)	435,092

		1,255,675

Germany – 3.47%

6,800	Deutsche Telekom AG—REG (Communications)†	103,778

3,800	E On AG (Industrial & Commercial Machinery & Computer Equipment)	194,750

1,810	SAP AG (Business Services)	213,462

		511,990

Hong Kong – 0.35%

227,000	China Telecom Corporation Limited (Communications)	52,106

Ireland – 1.94%

6,900	Anglo Irish Bank Corporation PLC (Depository Institutions)	61,011

11,900	Bank Of Ireland (Depository Institutions)	143,622

1,820	Ryanair Holdings PLC (Transportation By Air)†	81,718

		286,351

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST INTERNATIONAL EQUITY FUND

Shares	Security Name	Value

Italy – 3.49%

6,800	Banco Popolare Di Verona E Novara Scrl (Depository Institutions)	$92,924

3,730	ENI Sponsored ADR (Oil & Gas Extraction)	283,629

16,200	SNAM Rete Gas SPA (Oil & Gas Extraction)	63,623

15,700	Unicredito Italiano SPA (Depository Institutions)	74,820

		514,996

Japan – 10.43%

6,080	Canon Incorporated ADR (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	277,552

1,200	Fanuc Limited (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	59,463

4,570	Fuji Photo Film Limited ADR 2 ORD (Measuring Analyzing & Controlling Instruments: Photographic Medical & Optical Goods)	131,662

3,367	Fujisawa Pharmaceutical Company Limited (Chemicals & Allied Products)	63,092

22	Japan Telecom Holdings Company Limited (Communications)	66,875

3,077	KAO Corporation (Chemicals & Allied Products)	57,273

13,060	Nomura Holdings Incorporated (Security & Commodity Brokers Dealers Exchanges & Services)	165,758

35	NTT Docomo Incorporated (Communications)	75,786

2,814	Ricoh Company (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	45,980

1,740	Rinnai Corporation (Building Materials Hardware Garden Suppy & Mobile Home Dealers)	36,590

700	Secom Company Limited (Miscellaneous Services)	41,041

6,049	Sharp (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	77,631

2,700	Takeda Chemical (Chemicals & Allied Products)	99,613

1,460	Tostem Company (RecMar/Sep) JPY5 (Building Materials Hardware Garden Suppy & Mobile Home Dealers)	21,034

6,170	Toyota Motor Corporation ADR (Transportation Equipment)	319,606

		1,538,956

Korea (South) – 0.56%

1,150	Samsung Electronics (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	82,074

Mexico – 1.12%

73,000	Grupo Financiero BBVA Bancomer SA De CV (GFB) (Financial Services)†	61,837

3,500	Walmart De Mexico (General Merchandise Stores)	103,448

		165,285

Netherlands – 5.39%

920	Heineken NV (Food & Kindred Products)	32,645

14,400	Koninklijke KPN NV (Communications)†	102,028

13,060	Philips Electronics NV (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	249,577

7,140	Royal Dutch Petroleum Company (Petroleum Refining & Related Industries)	331,410

4,610	TPG NV (Transportation Services)	80,043

		795,703

Portugal – 0.43%

8,900	Portugal Telecom SGPS SA REG (Communications)	63,774

Singapore – 0.49%

3,100	DBS Group Holdings Limited ADR (Non-Depository Credit Institutions)	72,526

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST INTERNATIONAL EQUITY FUND

Shares	Security Name	Value

Spain – 0.38%

1,100	Banco Popular Espanol SA (Depository Institutions)	$55,580

Switzerland – 9.29%

12,070	Adecco SA (Miscellaneous Services)	126,131

4,020	Credit Suisse Group (Depository Institutions)	105,802

6,840	Nestle SA (Food & Kindred Products)	352,847

7,300	Novartis (Chemicals & Allied Products)	290,613

8,160	Stmicroelectronics N V (Electronic & Other Electrical Equipment & Components Except Computer Equipment)	169,646

1,722	Swiss RE (Financial Services)	95,410

4,150	UBS AG (Financial Services)	230,855

		1,371,304

United Kingdom – 20.10%

4,000	Amersham PLC (Health Services)	30,017

28,580	Barclays PLC (Depository Institutions)	212,228

5,700	BP PLC (Petroleum Refining & Related Industries)	239,513

7,700	British Sky Broadcasting (Communications)†	85,323

22,656	Capita Group PLC (Health Services)	84,493

21,000	Centrica PLC (Electric Gas & Sanitary Services)	60,903

32,750	Compass Group PLC (Eating & Drinking Places)	176,585

5,310	Diageo PLC ADR (Food & Kindred Products)	232,366

6,250	Glaxosmithkline PLC (Chemicals & Allied Products)	253,375

17,100	HSBC Holdings PLC (Depository Institutions)	202,040

350	HSBC Holdings PLC ADR (Depository Institutions)	20,689

13,890	Pearson PLC ORD 25P (Printing Publishing & Allied Industries)	129,732

8,600	Reckitt Benckiser PLC (Chemicals & Allied Products)	157,809

5,900	Rio Tinto PLC (Primary Metal Industries)	110,990

14,530	Royal Bank Of Scotland (Depository Institutions)	407,607

16,200	Smith & Nephew PLC (Chemicals & Allied Products)	93,097

112,400	Vodafone Group PLC (Communications)	219,792

6,300	Vodafone Group PLC ADR (Communications)	123,795

15,800	WPP Group PLC (Communications)	123,845

		2,964,199

Total Common Stock (Cost $7,351,739)		10,849,603

Mutual Funds – Index Funds – 6.02%

17,600	Ishares MSCI Belgium Index Fund	193,424

6,500	Ishares MSCI Italy Index Fund	112,970

11,500	Ishares MSCI Japan Index Fund	83,605

10,000	Ishares MSCI Spain Index Fund	223,500

13,200	Ishares MSCI Sweden Index Fund	153,384

9,200	Ishares MSCI United Kingdom Index Fund	120,796

Total Mutual Funds – Index Funds (Cost $3,709,587)		887,679

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST INTERNATIONAL EQUITY FUND

Shares	Security Name		Value

Short-Term Investments – 20.01%

2,952,640	Wells Fargo Money Market Trust ~		$2,952,640

Total Short-Term Investments (Cost $2,952,640)			2,952,640

Total Investments in Securities (Cost $14,013,966)*		99.56%	$14,689,922

Other Assets and Liabilities, Net		0.44	64,968

Total Net Assets		100.00%	$14,754,890

†	Non-income earning securities
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund.
The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation consist of:

Gross Unrealized Appreciation	$836,544
Gross Unrealized Depreciation	(160,588)

Net Unrealized Appreciation	$675,956

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST LARGE COMPANY GROWTH FUND

Shares	Security Name	Value

Common Stock – 97.81%

Apparel & Accessory Stores – 3.18%

48,800	Kohls Corporation†	$2,507,344

Building Materials, Hardware, Garden Suppy,& Mobile Home Dealers – 7.12%

30,900	Fastenal Company	1,048,746

73,900	Home Depot Incorporated	2,447,568

49,200	Lowe’s Companies Incorporated	2,113,140

		5,609,454

Business Services – 21.37%

17,500	Automatic Data Processing	592,550

18,900	Bisys Group Incorporated†	347,193

41,800	Concord EFS Incorporated†	615,296

6,600	DST Systems Incorporated†	250,800

117,000	First Data Corporation	4,848,480

61,300	Fiserv Incorporated†	2,182,893

30,200	IMS Health Incorporated	543,298

212,200	Microsoft Corporation	5,434,441

43,700	Sungard Data Systems Incorporated†	1,132,267

30,900	Veritas Software Corporation†	885,903

		16,833,121

Chemicals & Allied Products – 9.05%

48,500	Amgen Incorporated†	3,248,530

113,550	Pfizer Incorporated	3,877,733

		7,126,263

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 8.32%

202,000	Intel Corporation	4,198,368

143,600	Nokia OYJ	2,359,348

		6,557,716

Engineering, Accounting, Research Management & Related Services – 3.19%

85,850	Paychex Incorporated	2,516,264

General Merchandise Stores – 3.58%

21,400	Family Dollar Stores Incorporated	816,410

37,400	Wal-Mart Stores Incorporated	2,007,258

		2,823,668

Health Services – 9.05%

22,400	Cardinal Health Incorporated	1,440,320

118,575	Medtronic Incorporated	5,688,043

		7,128,363

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST LARGE COMPANY GROWTH FUND

Shares	Security Name	Value

Holding & Other Investment Offices – 0.95%

19,000	State Street Corporation	$748,600

Industrial & Commercial Machinery & Computer Equipment – 7.69%

157,500	Cisco Systems Incorporated	2,612,925

83,600	Dell Computer Corporation†	2,671,856

73,900	EMC Corporation†	773,732

		6,058,513

Insurance Carriers – 4.54%

64,775	American International Group	3,574,285

Miscellaneous Retail – 8.30%

46,600	Costco Wholesale Corporation	1,705,560

46,400	Ebay Incorporated†	4,833,952

		6,539,512

Personal Services – 2.05%

45,500	Cintas Corporation	1,612,520

Security & Commodity Brokers, Dealers, Exchanges & Services – 9.42%

240,550	Charles Schwab Corporation	2,427,150

59,675	Goldman Sachs Group Incorporated	4,997,781

		7,424,931

Total Common Stock (Cost $95,941,067)		77,060,554

Short-Term Investments – 2.01%

1,581,444	Wells Fargo Money Market Trust ~	1,581,444

Total Short-Term Investments (Cost $1,581,444)		1,581,444

Total Investments In Securities (Cost $97,522,511)*	99.82%	$78,641,998

Other Assets and Liabilities, Net	0.18	144,315

Total Net Assets	100.00%	$78,786,313

†	Non-income earning securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund.
The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized depreciation consist of:

Gross Unrealized Appreciation	$6,370,948
Gross Unrealized Depreciation	(25,251,461)

Net Unrealized Depreciation	$(18,880,513)

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST MONEY MARKET FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Agency Obligations – 1.15%

$1,000,000	FHLB	3.38%	5/14/2004	$1,017,417

Total Agency Obligations (Cost $1,017,417)

Certificate Of Deposit Interest – 12.95%

1,000,000	Credit Aqucole Indosuez	1.30	7/14/2003	1,000,014

2,500,000	Deutsche Bank AG	1.31	7/1/2003	2,500,000

2,000,000	Fifth Third Bank	1.26	7/18/2003	2,000,000

3,000,000	Northern Rock	1.24	8/14/2003	2,999,981

3,000,000	Svenska Handelsbanken Yankee	1.18	12/3/2003	2,998,776

Total Certificate of Deposit Interest (Cost $11,498,771)				11,498,771

Commercial Paper Discount – 61.52%

2,500,000	Alcon Capital Corporation^	1.20	7/7/2003	2,499,500

2,500,000	Allied Irish	1.04	12/15/2003	2,487,939

2,500,000	Amstel Funding Corporation^	1.20	9/15/2003	2,493,667

2,500,000	Aquinas Funding Discount^	1.27	7/28/2003	2,497,619

2,500,000	Banco Bilbao Vizcana^	1.27	7/14/2003	2,498,853

3,000,000	Concord Minutemen Cap Corporation LLC^	1.27	7/9/2003	2,999,153

2,500,000	Den Norske Bank	1.21	7/10/2003	2,499,244

2,500,000	Eureka Discount^	1.21	8/6/2003	2,496,975

2,500,000	Galaxy Funding^	0.94	9/25/2003	2,494,386

2,500,000	General Electric Capital	1.28	8/6/2003	2,496,800

2,500,000	Grampian Funding Limited^	1.27	8/12/2003	2,496,296

2,500,000	Holdenby Cap Company^	1.01	9/10/2003	2,495,020

2,700,000	Irish Life^	1.25	7/16/2003	2,698,594

2,500,000	Ivory Funding^	1.26	7/10/2003	2,499,213

2,500,000	Liquid Funding Limited^	1.27	7/17/2003	2,498,589

2,500,000	Mont Blanc^	0.96	8/21/2003	2,496,600

2,500,000	National Bank Of New Zealand International Limited^	1.26	7/23/2003	2,498,075

2,500,000	Nationwide Building Anglia	0.97	9/16/2003	2,494,813

2,000,000	Neptune Funding Corporation^	1.30	7/28/2003	1,998,050

2,000,000	Ness LLC^	1.22	7/7/2003	1,999,593

2,500,000	Prudential PLC^	1.24	7/7/2003	2,499,483

2,500,000	Tango Finance Corporation^	1.27	7/18/2003	2,498,501

Total Commercial Paper Discount (Cost $54,636,963)				54,636,963

Corporate Bonds – 1.13%

1,000,000	Wal-Mart Stores Incorporated	4.38	8/1/2003	1,002,296

Total Corporate Bonds (Cost $1,002,296)

Medium Term Notes – 15.20%

1,000,000	Abbey National Treasury Securities (Euro)±	1.19	6/10/2004	1,000,000

2,500,000	Aegon NV±§	1.30	7/15/2004	2,498,739

2,500,000	Bank One (First Usa Bank) (Euro)±	1.38	5/28/2004	2,502,643

1,000,000	Belford US Capital Company MTN±	1.29	3/8/2004	1,000,000

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST MONEY MARKET FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Medium Term Notes (continued)

$2,500,000	CC USA Incorporated±§	1.00%	7/1/2004	$2,499,250

1,000,000	Links Finance LLC	2.00	10/10/2003	1,000,000

3,000,000	Wal Mart Stores±	1.27	9/15/2003	3,000,558

Total Medium Term Notes (Cost $13,501,190)				13,501,190

Time Deposits – 4.50%

2,000,000	Fortis Bank NV SA	1.50	7/1/2003	2,000,000

2,000,000	Royal Bank Scotland TD	1.38	7/1/2003	2,000,000

Total Time Deposits (Cost $4,000,000)				4,000,000

Repurchase Agreements – 6.12%

2,000,000	Goldman Sachs & Company – 102% Collateralized by U.S. Government Securities	1.40	7/1/2003	2,000,000

2,000,000	JP Morgan Chase – 102% Collateralized by U.S. Government Securities	1.40	7/1/2003	2,000,000

1,432,000	UBS Warburg – 102% Collateralized by U.S. Government Securities	1.30	7/1/2003	1,432,000

Total Repurchase Agreements (Cost $5,432,000)				5,432,000

Total Investments in Securities (Cost $91,088,637)	102.57%	$91,088,637

Other Assets and Liabilities, Net	(2.57)	(2,279,222)

Total Net Assets	100.00%	$88,809,415

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable Rate Securities.
§	These variable rate securities are subject to a demand feature which reduces the remaining maturity.
*	Cost for federal income tax purposes is substantially the same for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST SMALL CAP GROWTH FUND

Shares	Security Name	Value

Common Stock – 96.81%

Apparel & Accessory Stores – 0.75%

27,700	Pacific Sunwear of California Incorporated†	$667,293

Building Construction-General Contractors & Operative Builders – 0.78%

24,600	Toll Brothers Incorporated†	696,426

Business Services – 12.99%

52,600	Alliance Data Systems Corporation†	1,230,840

15,900	Anteon International Corporation†	443,769

56,400	Aquantive Incorporated†	592,200

23,135	Borland Software Corporation†	226,029

68,099	CNET Networks Incorporated†	424,257

57,000	Cognizant Technology Solutions Incorporated†	1,388,520

32,400	Documentum Incorporated†	637,308

27,038	F5 Networks Incorporated†	455,590

14,300	Getty Images Incorporated†	590,590

55,062	Gtech Holdings Corporation†	2,073,084

52,300	Lendingtree Incorporated†	1,280,304

1	NetIQ Corporation†	15

85,189	Quest Software Incorporated†	1,013,749

20,600	Serena Software Incorporated†	430,128

40,600	TMP Worldwide Incorporated†	801,038

		11,587,422

Chemicals & Allied Products – 9.15%

69,965	Andrx Group†	1,392,304

69,075	Biomarin Pharmaceutical Incorporated†	674,172

69,038	Inspire Pharmaceuticals Incorporated†	745,610

21,118	Neurocrine Biosciences Incorporated†	1,054,633

32,537	NPS Pharmaceutical Incorporated†	791,951

53,092	Pharmaceutical Resources Incorporated†	2,583,457

41,807	United Therapeutics Corporation†	910,556

		8,152,683

Communications – 6.96%

14,200	Adtran Incorporated†	724,484

37,714	Cumulus Media Incorporated†	713,926

68,383	Entravision Comm Corporation†	776,147

36,300	LIN TV Corporation†	854,865

191,200	Nextel Partners Incorporated†	1,395,760

98,100	Radio One Incorporated†	1,743,237

		6,208,419

Construction Special Trade Contractors – 0.62%

24,400	Chicago Bridge & Iron Company N V	553,392

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST SMALL CAP GROWTH FUND

Shares	Security Name	Value

Depository Institutions – 5.35%

82,898	Bankatlantic Bancorp Incorporated	$985,657

27,739	Bankunited Financial Corporation†	558,941

22,032	Cullen/Frost Bankers Incorporated	707,227

24,663	Southwest Bancorp of Texas†	801,794

26,178	Texas Regional Bancshares	908,377

15,387	Umpqua Holdings Corporation	292,199

18,157	United Bankshares Incorporated	520,198

		4,774,393

Eating & Drinking Places – 0.91%

37,920	California Pizza Kitchen Incorporated†	815,280

Educational Services – 3.50%

6,888	Career Education Corporation†	471,277

42,218	Corinthian Colleges Incorporated†	2,050,528

26,200	Sylvan Learning Systems Incorporated†	598,408

		3,120,213

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 6.89%

23,900	Artisan Components Incorporated†	540,379

9	ASM International NV†	134

32,185	Flextronics International Limited†	334,402

78,500	Globespanvirata Incorporated†	647,625

10,251	Harman International Industries	811,264

27,585	Integrated Circuit Systems†	866,997

53,700	Integrated Device Technology Incorporated†	593,385

19,351	Intersil Corporation Cl A†	514,930

32,500	McData Corporation†	476,775

63,466	Micrel Incorporated†	659,412

26,359	OSI Systems Incorporated†	423,326

9,325	Varian Semiconductor Equipment†	277,512

		6,146,140

Engineering, Accounting, Research Management & Related Services – 7.04%

23,209	Advisory Board Company/The†	940,429

19,690	Corporate Executive Board Company†	803,746

22,228	CV Therapeutics Incorporated†	659,282

49,287	Exult Incorporated†	422,390

5,300	Gen-Probe Incorporated†	216,611

87,454	Kroll Incorporated†	2,366,505

36,559	Resources Connection Incorporated†	872,298

		6,281,261

Health Services – 1.06%

20,530	Coventry Health Care Incorporated†	947,665

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST SMALL CAP GROWTH FUND

Shares	Security Name	Value

Home Furniture, Furnishings, & Equipment Stores – 2.13%

30,008	Electronics Boutique Holding†	$693,485

18,800	Linens 'N Things Incorporated†	443,868

37,303	Pier 1 Imports Incorporated	760,981

		1,898,334

Hotels, Rooming Houses, Camps, & Other Lodge Places – 1.28%

45,200	Station Casinos Incorporated†	1,141,300

Industrial & Commercial Machinery & Computer Equipment – 3.74%

10,200	Actuant Corporation†	482,664

44,000	AGCO Corporation†	751,520

37,761	Entegris Incorporated†	507,508

30,000	Grant Prideco Incorporated†	352,500

40,553	Lam Research Corporation†	738,470

22,184	Netscreen Technologies Incorporated†	500,249

		3,332,911

Insurance Carriers – 0.46%

19,580	Odyssey RE Holdings Corporation	413,138

Legal Services – 2.43%

86,850	FTI Consulting Incorporated†	2,168,645

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 6.36%

9,887	Biosite Incorporated†	475,565

43,838	Cooper Companies Incorporated	1,524,247

28,282	Flir Systems Incorporated†	852,702

20,208	MKS Instruments Incorporated†	365,159

56,500	Perkinelmer Incorporated	780,265

56,977	Pinnacle Systems Incorporated†	609,654

12,517	Respironics Incorporated†	469,638

17,180	Varian Incorporated†	595,631

		5,672,860

Miscellaneous Manufacturing Industries – 1.81%

50,723	Leapfrog Enterprises Incorporated†	1,613,499

Motion Pictures – 4.12%

155,552	Hollywood Entertainment Corporation†	2,675,494

50,100	Macrovision Corporation†	997,992

		3,673,486

Motor Freight Transportation & Warehousing – 1.67%

64,209	Yellow Corporation†	1,486,438

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST SMALL CAP GROWTH FUND

Shares	Security Name	Value

Non-Depository Credit Institutions – 0.67%

20,700	Accredited Home Lenders Holding Company†	$406,134

8,399	Federal Agricultural MTG†	187,718

		593,852

Oil & Gas Extraction – 4.02%

88,439	Key Energy Services Incorporated†	948,066

15,240	Newfield Exploration Company†	572,262

20,700	Precision Drilling Corporation†	781,632

44,883	Pride International Incorporated†	844,698

16,800	Spinnaker Exploration Company†	440,160

		3,586,818

Security & Commodity Brokers, Dealers, Exchanges & Services – 2.05%

77,100	Ameritrade Holding Corporation†	571,311

12,558	Jefferies Group Incorporated	625,263

19,118	Raymond James Financial	631,850

		1,828,424

Transportation By Air – 0.27%

12,550	Skywest Incorporated	239,203

Transportation Equipment – 4.17%

62,600	Brunswick Corporation	1,566,252

29,195	Polars Industries Incorporated	1,792,573

12,768	Triumph Group Incorporated†	359,675

		3,718,500

Transportation Services – 1.47%

17,256	Rent A Center Incorporated†	1,308,177

Water Transportation – 0.45%

23,571	Gulfmark Offshore Incorporated†	397,878

Wholesale Trade-Durable Goods – 0.65%

16,832	Hughes Supply Incorporated	584,070

Wholesale Trade Non-Durable Goods – 3.06%

31,058	Men’s Wearhouse Incorporated†	678,617

53,907	Priority Healthcare Corporation†	999,975

37,300	United Natural Foods Incorporated†	1,049,622

		2,728,214

Total Common Stock (Cost $75,208,508)		86,336,334

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST SMALL CAP GROWTH FUND

Shares	Security Name	Value

Short-Term Investments – 4.76%

4,242,122	Wells Fargo Money Market Trust ~		$4,242,122

Total Short-Term Investments (Cost $4,242,122)			4,242,122

Total Investments In Securities (Cost $79,450,630)*		101.57%	$90,578,456

Other Assets and Liabilities, Net		(1.57)	(1,402,669)

Total Net Assets		100.00%	$89,175,787

†	Non-income earning securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee to the Wells Fargo money market fund for such investments.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation consist of:

Gross Unrealized Appreciation	$12,486,321
Gross Unrealized Depreciation	(1,358,495)

Net Unrealized Appreciation	$11,127,826

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 1.81%

$250,000	American Express Credit Account Master Trust	1.69%	1/15/2009	$249,935

355,000	Citibank Credit Card Insurance Trust Series 2000 Class A7	6.90	10/15/2007	394,939

260,000	Citibank Credit Card Issuance Trust Series 2003-A7 Class A7	4.15	7/7/2017	259,997

405,000	Volkswagen Auto Loan Enhanced Trust Series 2003-1 Class A4	1.93	1/20/2010	404,997

Total Asset Backed Securities (Cost $1,310,740)				1,309,868

Corporate Bonds – 31.73%

Amusement & Recreation Services – 0.76%

320,000	Herbst Gaming Incorporated Series B	10.75	9/1/2008	352,800

200,000	Steinway Musical Instruments	8.75	4/15/2011	200,000

				552,800

Automotive Dealers & Gasoline Service Stations – 0.35%

135,000	General Motors	7.20	1/15/2011	136,070

55,000	General Motors	7.13	7/15/2013	54,706

60,000	General Motors	8.38	7/15/2033	58,931

				249,707

Building Construction-General Contractors & Operative Builders – 0.81%

90,000	Beazer Homes USA Incorporated	8.38	4/15/2012	99,675

10,000	D.R. Horton Incorporated	8.00	2/1/2009	11,125

130,000	D.R. Horton Incorporated	8.50	4/15/2012	146,250

290,000	KB Homes	9.50	2/15/2011	328,063

				585,113

Business Services – 0.38%

175,000	Mail-Well I Corporation	9.63	3/15/2012	184,188

80,000	National Waterworks Incorporated^	10.50	12/1/2012	88,500

				272,688

Chemicals & Allied Products – 0.33%

45,000	Airgas Incorporated	9.13	10/1/2011	50,063

90,000	OM Group Incorporated	9.25	12/15/2011	87,750

95,000	Omnicare Incorporated Series B	8.13	3/15/2011	103,075

				240,888

Communications – 5.92%

15,000	American Media Incorporated^	8.88	1/15/2011	16,238

955,000	AOL Time Warner Incorporated	6.88	5/1/2012	1,090,243

80,000	AOL Time Warner Incorporated	7.70	5/1/2032	93,395

115,000	AT&T Corporation	8.50	11/15/2031	130,397

103,000	AT&T Wireless Services Incorporated	8.13	5/1/2012	124,100

369,000	ATT Broadband Corporation	8.38	3/15/2013	462,138

120,000	Bellsouth Corporation	6.00	10/15/2011	137,136

70,000	British Sky Broadcasting	8.20	7/15/2009	82,950

95,000	Clear Channel Communications Incorporated	7.65	9/15/2010	114,323

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Communications (continued)

$25,000	COX Communications Incorporated	7.13%	10/1/2012	$29,853

75,000	Entravision Communications Corporation	8.13	3/15/2009	78,000

280,000	Garden State Newspaper Incorporated Series B	8.75	10/1/2009	289,100

35,000	Houghton Mifflin Company^	9.88	2/1/2013	37,975

95,000	Koninklijke KPN NV	8.38	10/1/2030	123,261

50,000	Liberty Media Corporation	5.70	5/15/2013	50,826

92,000	News America Holdings	9.25	2/1/2013	122,853

90,000	Sinclair Broadcast Group Incorporated Global Company Guaranteed (Callable 12/15/06 @ $104.38)	8.75	12/15/2011	98,775

292,000	Sprint Capital Corporation	8.38	3/15/2012	349,617

22,000	TCI Communications Incorporated	6.88	2/15/2006	24,344

593,000	Verizon New Jersey Incorporated	5.88	1/17/2012	663,644

55,000	Verizon Wireless Capital	5.38	12/15/2006	60,409

55,000	Viacom Incorporated	5.63	5/1/2007	61,209

43,000	Voicestream Wireless Corporation Voicestream Wireless Holding Corporation	10.38	11/15/2009	49,988

				4,290,774

Consumer Services – 0.40%

270,000	Coinmach Corporation	9.00	2/1/2010	288,900

Depository Institutions – 1.08%

135,000	Bank of America Corporation	4.88	9/15/2012	142,475

230,000	Ford Motor Credit Company	7.38	10/28/2009	241,112

60,000	JP Morgan Chase & Company	5.75	1/2/2013	65,597

160,000	JP Morgan Chase & Company	4.00	2/1/2008	167,284

135,000	Wachovia Bank NA	7.80	8/18/2010	167,503

				783,971

Electronic & Other Electrical Equipment & Components, Except Computer Equipment – 0.37%

180,000	On Semiconductor Corporation	12.00	5/15/2008	181,800

75,000	Stoneridge Incorporated	11.50	5/1/2012	84,000

				265,800

Electric, Gas, & Sanitary Services – 1.78%

25,000	Alabama Power Company	3.13	5/1/2008	25,285

5,000	Carolina Power & Light	6.80	8/15/2007	5,685

40,000	Commonwealth Edison	4.70	4/15/2015	41,189

50,000	Cons Edison Company of New York	5.88	4/1/2033	53,338

35,000	Dominion Resources Incorporated Series E	6.75	12/15/2032	39,147

325,000	El Paso Energy LP El Paso Energy Partners Finance Corporation Series B	8.50	6/1/2011	347,750

85,000	Firstenergy Corporation Series B	6.45	11/15/2011	93,276

135,000	Keyspan Corporation	7.63	11/15/2010	165,659

190,000	National Rural Utilities Series MTNC	7.25	3/1/2012	227,501

25,000	Peco Energy Company	3.50	5/1/2008	25,708

60,000	Pseg Power	7.75	4/15/2011	71,592

105,000	Synagro Technologies Incorporated	9.50	4/1/2009	112,350

80,000	Virginia Electric & Power Series A	4.75	3/1/2013	82,966

				1,291,446

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Financial Services – 4.62%

$305,000	American Achievement Corporation Series B	11.63%	1/1/2007	$326,350

230,000	American Express Credit	3.00	5/16/2008	231,585

285,000	Athena Neurosciences Finance LLC	7.25	2/21/2008	239,756

350,000	Capital One Financial Corporation	8.75	2/1/2007	384,083

320,000	Citigroup Incorporated	7.25	10/1/2010	387,717

100,000	Ford Motor Credit Company±	1.09	8/15/2048	93,076

20,000	Ford Motor Credit Company	6.88	2/1/2006	21,212

110,000	Ford Motor Credit	7.25	10/25/2011	113,088

353,000	General Electric Capital Corporation	5.45	1/15/2013	382,348

20,000	General Motors Acceptance Corporation	6.75	1/15/2006	21,233

145,000	General Motors Acceptance Corporation	5.13	5/9/2008	143,285

160,000	General Motors Acceptence Corporation	7.00	2/1/2012	160,977

135,000	Goldman Sachs Group Incorporated	4.13	1/15/2008	141,865

90,000	Household Finance Corporation	6.40	6/17/2008	102,737

175,000	John Deere Capital Corporation	5.10	1/15/2013	184,678

30,000	MBNA America Bank NA	6.63	6/15/2012	33,877

20,000	MBNA Corporation Series MTN	5.63	11/30/2007	21,618

170,000	SLM Corporation	3.63	3/17/2008	174,482

165,000	Tech Olympic USA Incorporated	9.00	7/1/2010	178,200

				3,342,167

Food & Kindred Products – 1.20%

72,000	Albertsons Incorporated	8.00	5/1/2031	86,121

140,000	Canandaigua Brands Incorporated	8.63	8/1/2006	152,600

105,000	Kellogg Company Series B	6.00	4/1/2006	115,754

168,000	Kellogg Company Series B	7.45	4/1/2031	213,182

45,000	Kroger Company	6.80	4/1/2011	51,339

75,000	Swift & Company^	10.13	10/1/2009	78,000

155,000	Unilever Capital Corporation	6.88	11/1/2005	173,015

				870,011

Food Stores – 0.90%

310,000	Ingles Markets Incorporated	8.88	12/1/2011	311,938

270,000	Marsh Supermarket Incorporated Series B	8.88	8/1/2007	251,775

85,000	Safeway Incorporated	5.80	8/15/2012	91,147

				654,860

Forestry – 0.64%

50,000	Potlatch Corporation	10.00	7/15/2011	55,500

20,000	Weyerhaeuser Company	5.50	3/15/2005	21,158

240,000	Weyerhaeuser Company	6.13	3/15/2007	265,488

110,000	Weyerhaeuser Company	6.75	3/15/2012	124,872

				467,018

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

General Merchandise Stores – 0.27%

$35,000	Remington Arms Company Incorporated^	10.50%	2/1/2011	$36,575

135,000	Sears Roebuck Acceptance	7.00	2/1/2011	156,513

				193,088

Health Services – 0.74%

85,000	Cardinal Health Incorporated	4.00	6/15/2015	81,407

205,000	HCA — The Healthcare Company Incorporated	8.75	9/1/2010	238,799

130,000	Rotech Healthcare Incorporated	9.50	4/1/2012	133,575

75,000	Sybron Dental Specialities Incorporated	8.13	6/15/2012	79,125

				532,906

Holding & Other Investment Offices – 1.89%

160,000	Health Care Propery Investment Incorporated	6.00	3/1/2015	165,871

150,000	Host Marriott Limited Partner Series I	9.50	1/15/2007	161,250

330,000	Istar Financial Incorporated Senior Notes	8.75	8/15/2008	359,700

170,000	RFS Partnership Limited Partners	9.75	3/1/2012	171,700

305,000	Senior Housing Properites Trust	8.63	1/15/2012	324,824

85,000	Simon Property Group LP^	5.45	3/15/2013	88,722

90,000	Ventas Reality Limited Partners Ventas Capital Corporation	9.00	5/1/2012	98,100

				1,370,167

Industrial & Commercial Machinery & Computer Equipment – 0.18%

45,000	Electronic Data Systems^	6.00	8/1/2013	43,871

80,000	IBM Corporation	4.75	11/29/2012	84,085

				127,956

Insurance Agents, Brokers & Service – 2.09%

1,075,000	AMBAC Financial Group Incorporated	9.38	8/1/2011	1,428,999

85,000	Marsh & Mclennan Companies Incorporated	3.63	2/15/2008	87,503

				1,516,502

Mining & Quarrying Of Nonmetallic Minerals, Except Fuels – 0.27%

175,000	Compass Minerals Group Incorporated	10.00	8/15/2011	196,000

Miscellaneous Manufacturing Industries – 0.14%

20,000	General Dynamics Corporation	3.00	5/15/2008	20,126

75,000	SPX Corporation	7.50	1/1/2013	81,188

				101,314

Miscellaneous Retail – 0.17%

54,000	Sears Roebuck Acceptence	7.00	6/1/2032	60,402

55,000	Yum! Brands Incorporated 4/15/11	8.88	4/15/2011	65,175

				125,577

Motion Pictures – 0.11%

75,000	Hollywood Entertainment	9.63	3/15/2011	82,031

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Non-Depository Credit Institutions — 0.10%

$60,000	US Bank NA Minnesota	6.38%	8/1/2011	$70,042

Oil & Gas Extraction – 1.54%

15,000	Amerada Hess Corporation	5.90	8/15/2006	16,500

48,000	Amerada Hess Corporation	7.13	3/15/2033	54,633

70,000	Canadian Natural Resources	6.45	6/30/2033	78,963

360,000	Conocophillips	8.75	5/25/2010	468,556

45,000	Hanover Equipment Trust 01 Series A	8.50	9/1/2008	47,250

55,000	Key Energy Services Incorporated Series C	8.38	3/1/2008	59,675

117,000	Pennzoil-Quaker State Company	10.00	11/1/2008	143,628

100,000	Pioneer Natural Resources Company	9.63	4/1/2010	123,987

75,000	Vintage Petroleum Incorporated	8.25	5/1/2012	82,500

35,000	XTO Energy Incorporated^	6.25	4/15/2013	37,188

				1,112,880

Paper & Allied Products – 0.58%

185,000	Appleton Papers Incorporated Series B (Callable 05/15/05 @ $106.25)	12.50	12/15/2008	207,200

80,000	International Paper Coompany^	3.80	4/1/2008	81,634

115,000	International Paper Company	6.75	9/1/2011	133,012

				421,846

Primary Metal Industries – 0.36%

85,000	Intermet Corporation	9.75	6/15/2009	81,600

175,000	Trimas Corporation	9.88	6/15/2012	179,375

				260,975

Printing, Publishing, & Allied Industries – 0.17%

105,000	American Greetings	11.75	7/15/2008	122,325

Railroad Transportation – 0.43%

275,000	Union Pacific Corporation	6.13	1/15/2012	310,450

Real Estate – 0.12%

75,000	Corrections Corporation of America	9.88	5/1/2009	83,719

Security & Commodity Brokers, Dealers, Exchanges & Services – 0.86%

245,000	General Electric Capital Corporation	5.00	6/15/2007	266,765

155,000	General Electric Capital Corporation	3.50	5/1/2008	158,715

70,000	Morgan Stanley	5.80	4/1/2007	77,306

55,000	Morgan Stanley	7.25	4/1/2032	67,429

50,000	Progress Energy Incorporated	6.05	4/15/2007	55,178

				625,393

Transportation Equipment – 1.45%

220,000	Collins and Aikman Products	10.75	12/31/2011	193,600

125,000	Dana Corporation	9.00	8/15/2011	135,313

60,000	Dana Corporation	10.13	3/15/2010	66,150

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Transportation Equipment (continued)

$75,000	Dura Operating Corporation Series B	8.63%	4/15/2012	$76,874

80,000	K & F Industries Incorporated Series B	9.63	12/15/2010	88,800

305,000	Lockheed Martin Corporation	8.50	12/1/2029	414,554

60,000	TRW Incorporated	7.75	6/1/2029	76,634

				1,051,925

Transportation Services – 0.45%

85,000	Asbury Automotive Group Incorporated 06/15/12	9.00	6/15/2012	82,025

20,000	Daimler Chrysler NA Holdings	8.50	1/18/2031	23,557

70,000	Daimler Chrysler NA Holdings	3.75	6/4/2008	69,322

95,000	Ford Motor Company	7.45	7/16/2031	87,026

60,000	Petroleum Helicopters Series B	9.38	5/1/2009	67,275

				329,205

Wholesale Trade-Durable Goods – 0.27%

180,000	Ownes & Minor Incorporated	8.50	7/15/2011	197,100

Total Common Stock (Cost $21,937,542)				24,297,412

Federal Home Loan Mortgage Corporation – 29.27%

213,340	FHLMC Gold #A10303	6.00	5/1/2033	221,198

393,637	FHLMC Gold #A10419	6.00	6/1/2033	408,137

605,786	FHLMC Gold #A10420	6.00	6/1/2033	628,101

442,754	FHLMC Gold #A10421	6.00	6/1/2033	459,063

1,452,100	FHLMC Gold #A10422	6.00	6/1/2033	1,505,589

2,252,738	FHLMC #C90676	5.50	5/1/2023	2,332,972

5,111,526	FHLMC #E96471	4.50	5/1/2013	5,246,707

7,350,000	FHLMC 15Yr TBA	4.50	8/1/2018	7,476,332

500,000	FHLMC 15Yr TBA	4.50	7/1/2018	510,313

1,148,641	FHLMC Gold #A10157	5.50	6/1/2033	1,186,622

449,964	FHLMC Series 2531 Class HA	5.00	4/15/2016	463,360

742,040	FHLMC Series 2575 Class KA	5.00	11/15/2017	767,172

Total Federal Home Loan Mortgage Corporation (Cost $21,293,850)				21,205,566

Federal National Mortgage Association – 40.55%

640,084	FNMA Series 2002-67 Class AM	5.00	11/25/2015	653,693

965,069	FNMA #254765	6.50	5/1/2033	1,006,386

4,632,076	FNMA #254805	5.00	6/1/2013	4,817,574

2,839,000	FNMA #625178	5.50	2/1/2017	2,949,538

945,427	FNMA #701007	7.00	4/1/2033	995,653

1,191,660	FNMA #704280	7.00	5/1/2033	1,254,967

3,375,794	FNMA #704578	7.00	5/1/2033	3,555,133

2,679,614	FNMA #709386	7.00	7/1/2033	2,821,968

1,800,000	FNMA 30Yr TBA	5.50	9/1/2033	1,848,938

1,045,273	FNMA Pool #695191	6.50	5/1/2033	1,090,044

1,388,403	FNMA Pool #702022	6.50	5/1/2033	1,447,844

6,800,000	FNMA Gold	4.50	7/1/2018	6,940,250

Total Federal National Mortgage Association (Cost $29,570,569)				29,381,988

VARIABLE TRUST FUNDS	PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Government National Mortgage Association – 0.57%

$400,000	GNMA 30Yr TBA	5.50%	7/1/2033	$416,375

Total Government National Mortgage Association (Cost $415,437)				416,375

Foreign Bonds – 6.77%@

300,000	Alberta Energy Company Limited	7.38	11/1/2031	379,375

105,000	BHP Finance USA Limited	4.80	4/15/2013	109,476

105,000	Bioval Corporation	7.88	4/1/2010	111,300

555,000	British Telecommunications PLC	8.38	12/15/2010	701,896

315,000	Canadian National Railways	7.38	10/15/2031	398,287

35,000	Colt Telecom Group PLC†	7.63	12/15/2009	35,369

115,000	Corus Entertainment Incorporated	8.75	3/1/2012	123,625

135,000	Deutsche Telekom International Finance BV	8.75	6/15/2030	172,002

235,000	Diageo Capital PLC	3.38	3/20/2008	240,184

220,000	Flextronics International Limited (Euro)†	9.75	7/1/2010	272,846

134,000	France Telecom	8.70	3/1/2006	152,850

405,000	France Telecom	9.25	3/1/2011	509,719

70,000	Globe Telecom Incorporated	9.75	4/15/2012	75,600

170,000	Grupo Transportacion Ferroviaria Mexicana SA De CV	12.50	6/15/2012	183,600

170,000	Huntsman International LLC (Euro)	10.13	7/1/2009	181,552

220,000	Intrawest Corporation	10.50	2/1/2010	236,500

145,000	Potash Corporation Saskatchewan	4.88	3/1/2013	149,214

30,000	Republic of Chile	5.50	1/15/2013	31,740

375,000	Russel Metals Incorporated Unit	10.00	6/1/2009	403,125

150,000	Tembec Industries Incorporated	8.63	6/30/2009	148,125

240,000	United Mexican States	8.38	1/14/2011	287,520

Total Foreign Bonds (Cost $4,693,903)				4,903,905

US Treasury Obligations – 8.34%

US Treasury Bonds – 6.62%

2,400,000	US Treasury Bonds	6.13	11/15/2027	2,921,438

1,250,000	US Treasury Bonds	7.13	2/15/2023	1,675,049

179,000	US Treasury Bonds	5.38	2/15/2031	201,564

				4,798,051

US Treasury Notes – 1.72%

530,000	US Treasury Notes	2.63	5/15/2008	534,845

709,000	US Treasury Notes	3.63	5/15/2013	714,539

				1,249,384

Total US Treasury Obligations (Cost $6,158,634)				6,047,435

PORTFOLIO OF INVESTMENTS — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

VARIABLE TRUST TOTAL RETURN BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Short-Term Investments – 14.27%

Repurchase Agreements – 14.27%

$10,339,000	Greenwich – 102% Collateralized by U.S. Government Securities	1.38%	7/1/2003	$10,339,000

Total Short Term Investments (Cost $10,339,000)				10,339,000

Total of Investments in Securities (Cost $95,719,675)*	133.31%	$96,591,681

Other Assets and Liabilities, Net	(33.31)	(24,137,320)

Total Net Assets	100.00%	$72,454,361

SCHEDULE OF FORWARD SALES – JUNE 30, 2003

Shares	Description

(7,300,000)	FNMA Gold	4.50	7/1/2018	$(7,450,563)

(2,140,000)	FNMA 30Yr TBA	5.50	8/1/2016	(2,220,918)

(2,800,000)	FNMA 30Yr TBA	6.50	7/1/2029	(2,919,874)

(2,180,000)	FNMA 15Yr TBA	7.00	7/1/2030	(2,295,813)

Total Securities Sold Short (Cost $14,885,198)				$(14,887,168)

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
@	Foreign bond principal is denominated in US dollars except as indicated parenthetically.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation consist of:

Gross Unrealized Appreciation	$1,431,110
Gross Unrealized Depreciation	(559,104)

Net Unrealized Appreciation	$872,006

The accompanying notes are an integral part of these financial statements.

VARIABLE TRUST FUNDS	STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2003 (UNAUDITED)

	Asset Allocation Fund	Equity Income Fund	Equity Value Fund

ASSETS

INVESTMENTS:
In securities, at market value (see cost below)	$239,418,522	$84,123,251	$25,142,210
Repurchase Agreement	0	0	68,000

TOTAL INVESTMENTS AT MARKET VALUE	$239,418,522	$84,123,251	$25,210,210

Cash	152,891	50,000	51,727
Receivable for dividends and interest and other receivables	1,134,332	161,163	49,795
Receivable for investments sold	1,845	0	0
Receivable for Fund shares issued	114,442	63,129	2,781
Prepaid expenses and other assets	0	0	17,532

TOTAL ASSETS	240,822,032	84,397,543	25,332,045

LIABILITIES
Securities sold short, at fair value	0	0	0
Payable for investments purchased	4,919	0	0
Dividends Payable	0	0	0
Payable for investment advisor and affiliates	141,226	46,480	11,522
Payable to other related parties(1)	52,171	19,827	7,784
Accrued expenses and other liabilities	24,615	20,702	15,483
Payable for daily variation margin on futuress contracts	176,688	0	0
Unrealized depreciation on forward foreign currency contracts	0	0	0

TOTAL LIABILITIES	399,619	87,009	34,789

TOTAL NET ASSETS	$240,422,413	$84,310,534	$25,297,256

NET ASSETS CONSIST OF:

Paid-in capital	$275,369,772	$91,603,549	$35,622,981
Undistributed net investment income (loss)	53,799	1,911	493
Undistributed net realized gain (loss) on investments	(7,470,766)	(1,285,698)	(7,911,651)
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	(26,338,895)	(6,009,228)	(2,414,567)
Net unrealized appreciation (depreciation) of foreign currency contracts and transactions	0	0	0
Net unrealized appreciation (depreciation) of futures	(1,191,497)	0	0
Net unrealized appreciation (depreciation) of options and short sales	0	0	0

TOTAL NET ASSETS	$240,422,413	$84,310,534	$25,297,256

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

Net assets	$240,422,413	$84,310,534	$25,297,256
Shares outstanding	21,152,999	6,248,463	3,440,102
Net asset value per share and offering price	$11.37	$13.49	$7.35

INVESTMENT AT COST (NOTE 2)	$265,757,417	$90,132,479	$27,624,777

PROCEEDS FOR SECURITIES SOLD SHORT (NOTE 2)

(1)	Other related parties include the Funds’ trustees and distributor.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

Growth Fund	International Equity Fund	Large Company Growth Fund	Money Market Fund	Small Cap Growth Fund	Total Return Bond Fund

$40,355,623	$14,689,922	$78,641,998	$85,656,637	$90,578,456	$86,253,514
573,000	0	0	5,432,000	0	10,339,000

$40,928,623	$14,689,922	$78,641,998	$91,088,637	$90,578,456	$96,592,514

51,125	50,000	50,000	50,977	50,000	492
8,506	42,438	13,785	97,128	16,489	3,521,100
0	70,851	0	0	423,195	28,428,617
0	16,622	145,731	228,112	1,848	72,307
0	0	0	0	0	0

40,988,254	14,869,897	78,851,514	91,464,854	91,069,988	128,615,030

0	0	0	0	0	14,887,168
0	62,856	0	2,499,250	1,803,044	40,957,174
0	0	0	41,149	0	249,049
20,424	3,712	43,102	33,627	62,792	33,329
11,059	4,948	18,653	21,793	20,327	17,347
10,027	43,478	3,446	59,620	8,038	16,602
0	0	0	0	0	0
0	13	0	0	0	0

41,510	115,007	65,201	2,655,439	1,894,201	56,160,669

$40,946,744	$14,754,890	$78,786,313	$88,809,415	$89,175,787	$72,454,361

$65,221,139	$16,316,266	$121,782,428	$88,809,150	$126,524,728	$66,499,511
(77,194)	146,498	(144,739)	38	(330,649)	22,577
(26,118,097)	(2,383,881)	(23,970,863)	227	(48,146,118)	5,061,404

1,920,896	676,020	(18,880,513)	0	11,127,826	872,839
0	(13)	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	(1,970)

$40,946,744	$14,754,890	$78,786,313	$88,809,415	$89,175,787	$72,454,361

$40,946,744	$14,754,890	$78,786,313	$88,809,415	$89,175,787	$72,454,361
3,618,694	2,394,028	10,355,478	88,812,005	15,732,850	6,647,278
$11.32	$6.16	$7.61	$1.00	$5.67	$10.90

$39,007,727	$14,013,966	$97,522,511	$91,088,637	$79,450,630	$95,719,675

					$14,885,198

VARIABLE TRUST FUNDS	STATEMENTS OF OPERATIONS — FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

	Asset Allocation Fund	Equity Income Fund	Equity Value Fund

INVESTMENT INCOME
Dividends(1)	$1,107,594	$997,971	$313,190
Interest	1,787,555	5,222	4,172

TOTAL INVESTMENT INCOME	2,895,149	1,003,193	317,362

EXPENSES
Advisory fees	587,572	213,328	66,078
Administration fees	167,483	59,761	18,822
Custody fees	21,366	7,629	2,403
Portfolio accounting fees	16,973	13,191	11,754
Transfer Agent	637	599	265
Distribution fees	267,078	95,360	30,035
Legal and audit fees	11,090	9,021	8,167
Registration fees	359	359	359
Directors’ fees	3,114	3,114	3,114
Shareholder reports	10,487	5,766	3,099
Other	4,227	2,158	1,695

TOTAL EXPENSES	1,090,386	410,286	145,791

LESS:
Waived fees and reimbursed expenses (Note 7)	(21,997)	(28,672)	(25,606)
Net expenses	1,068,389	381,614	120,185

NET INVESTMENT INCOME (LOSS)	1,826,760	621,579	197,177

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities	467,113	(2,491,736)	(1,300,799)
Foreign currency transactions	0	0	0
Financial futures transactions	2,415,591	0	0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	2,882,704	(2,491,736)	(1,300,799)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Securities	14,797,901	9,224,585	3,412,185
Foreign currency contracts	0	0	0
Financial futures transactions	1,400,850	0	0
Short sales	0	0	0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	16,198,751	9,224,585	3,412,185

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	19,081,455	6,732,849	2,111,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,908,215	$7,354,428	$2,308,563

(1) Net of foreign withholding taxes	$0	$5,356	$1,562

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS — FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)	VARIABLE TRUST FUNDS

Growth Fund	International Equity Fund	Large Company Growth Fund	Money Market Fund	Small Cap Growth Fund	Total Return Bond Fund

$106,884	$139,821	$205,460	$0	$67,642	$80,703
17,827	7,705	6	654,024	30,789	2,011,279

124,711	147,526	205,466	654,024	98,431	2,091,982

111,048	38,910	192,612	189,615	268,138	154,965
31,622	8,147	54,913	74,275	56,097	53,974
4,038	5,188	7,004	9,481	7,150	6,887
12,203	11,683	13,022	13,705	13,065	12,992
511	500	564	515	564	540
50,476	12,970	87,551	118,510	89,379	86,092
9,151	5,058	8,926	8,741	8,503	8,503
359	359	359	359	359	359
3,114	3,114	3,114	3,114	3,114	3,114
4,585	2,637	5,638	4,432	3,638	3,747
1,751	1,562	1,828	1,636	1,873	2,074

228,858	90,128	375,531	424,383	451,880	333,247

(26,953)	(38,234)	(25,326)	(69,025)	(22,800)	(23,287)
201,905	51,894	350,205	355,358	429,080	309,960

(77,194)	95,632	(144,739)	298,666	(330,649)	1,782,022

(2,423,253)	(1,116,358)	(2,196,863)	399	48,918	4,265,719
0	(26,628)	0	0	0	(70,969)
0	0	0	0	0	0

(2,423,253)	(1,142,986)	(2,196,863)	399	48,918	4,194,750

5,726,130	1,820,388	10,289,679	0	12,643,150	(776,619)
0	(75)	0	0	0	21,104
0	0	0	0	0	0
0	0	0	0	0	(1,970)

5,726,130	1,820,313	10,289,679	0	12,643,150	(757,485)

3,302,877	677,327	8,092,816	399	12,692,068	3,437,265

$3,225,683	$772,959	$7,948,077	$299,065	$12,361,419	$5,219,287

$261	$17,732	$6,107	$0	$0	$0

VARIABLE TRUST FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	ASSET ALLOCATION FUND		EQUITY INCOME FUND
	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

INCREASE (DECREASE) IN NET ASSETS
Beginning net assets	$212,573,927	$255,938,295	$78,400,251	$106,199,246

OPERATIONS:
Net investment income (loss)	1,826,760	4,441,221	621,579	1,370,421
Net realized gain (loss) on sale of investments and foreign currency transactions	467,113	(244,374)	(2,491,736)	1,917,609
Net realized gain (loss) on foreign currency contracts	0	0	0	0
Net realized gain (loss) on futures transactions	2,415,591	(8,131,719)	0	0
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency, options and short sales	14,797,901	(27,107,163)	9,224,585	(23,907,607)
Net change in unrealized appreciation (depreciation) of financial futures and forward transactions	1,400,850	(2,616,147)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,908,215	(33,658,182)	7,354,428	(20,619,577)

Distributions to shareholders:
Net investment income	(1,774,794)	(4,776,116)	(619,668)	(1,465,554)
Net realized gain on sales of investments	0	(2,363,104)	0	0

Capital shares transactions:
Proceeds from shares sold	28,711,626	40,530,085	16,235,277	23,505,303
Reinvestment of dividends	1,774,727	7,139,219	619,668	1,465,554
Cost of shares redeemed	(21,771,288)	(50,236,270)	(17,679,422)	(30,684,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,715,065	(2,566,966)	(824,477)	(5,713,864)

NET INCREASE (DECREASE) IN NET ASSETS	27,848,486	(43,364,368)	5,910,283	(27,798,995)

NET ASSETS:

ENDING NET ASSETS	$240,422,413	$212,573,927	$84,310,534	$78,400,251

Shares Issued and Redeemed:
Shares sold	2,678,741	3,594,941	1,278,454	1,697,679
Shares issued in reinvestment of dividends	163,076	646,445	48,122	111,464
Shares redeemed	(2,101,830)	(4,606,406)	(1,440,966)	(2,288,373)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING	739,987	(365,020)	(114,390)	(479,230)

ENDING BALANCE OF UNDISTRIBUTED (LOSS) NET INVESTMENT INCOME	$53,799	$1,833	$1,911	$0

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	VARIABLE TRUST FUNDS

EQUITY VALUE FUND		GROWTH FUND		INTERNATIONAL EQUITY FUND
(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

$25,124,073	$38,720,648	$42,644,137	$73,630,916	$9,315,817	$4,946,373

197,177	371,321	(77,194)	(79,534)	95,632	50,490
(1,300,799)	(3,627,221)	(2,423,253)	(14,614,667)	(1,116,358)	(1,009,844)
0	0	0	0	(26,628)	0
0	0	0	0	0	0
3,412,185	(5,902,498)	5,726,130	(2,973,458)	1,820,313	(861,240)
0	0	0	0	0	0

2,308,563	(9,158,398)	3,225,683	(17,667,659)	772,959	(1,820,594)

(196,684)	(387,806)	0	(67,098)	0	(13,840)
0	0	0	0	0	0

3,150,734	9,643,786	661,192	1,849,296	9,293,854	10,591,248
196,684	387,806	0	67,098	0	13,840
(5,286,114)	(14,081,963)	(5,584,268)	(15,168,416)	(4,627,740)	(4,401,210)

(1,938,696)	(4,050,371)	(4,923,076)	(13,252,022)	4,666,114	6,203,878

173,183	(13,596,575)	(1,697,393)	(30,986,779)	5,439,073	4,369,444

$25,297,256	$25,124,073	$40,946,744	$42,644,137	$14,754,890	$9,315,817

464,791	1,225,339	61,341	147,047	1,619,746	1,652,251
27,968	55,210	0	5,473	0	2,072
(773,911)	(1,851,580)	(529,678)	(1,296,120)	(838,996)	(700,917)

(281,152)	(571,031)	(468,337)	(1,143,600)	780,750	953,406

$493	$0	$(77,194)	$0	$146,498	$50,866

VARIABLE TRUST FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	LARGE COMPANY GROWTH FUND
	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

INCREASE (DECREASE) IN NET ASSETS
Beginning net assets	$69,107,567	$104,888,396

OPERATIONS:
Net investment income (loss)	(144,739)	(471,812)
Net realized gain (loss) on sale of investments and foreign currency transactions	(2,196,863)	(10,174,989)
Net realized gain (loss) on foreign currency contracts	0	0
Net realized gain (loss) on futures transactions	0	0
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency, options and short sales	10,289,679	(18,800,024)
Net change in unrealized appreciation (depreciation) of financial futures and forward transactions	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,948,077	(29,446,825)

Distributions to shareholders:
Net investment income	0	0
Net realized gain on sales of investments	0	0

Capital shares transactions:
Proceeds from shares sold	9,523,081	15,688,780
Reinvestment of dividends	0	0
Cost of shares redeemed	(7,792,412)	(22,022,784)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,730,669	(6,334,004)

NET INCREASE (DECREASE) IN NET ASSETS	9,678,746	(35,780,829)

NET ASSETS:

ENDING NET ASSETS	$78,786,313	$69,107,567

Shares Issued and Redeemed:
Shares sold	1,355,959	1,989,623
Shares issued in reinvestment of dividends	0	0
Shares redeemed	(1,144,219)	(2,938,753)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING	211,740	(949,130)

ENDING BALANCE OF UNDISTRIBUTED (LOSS) NET INVESTMENT INCOME	$(144,739)	$0

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	VARIABLE TRUST FUNDS

MONEY MARKET FUND		SMALL CAP GROWTH FUND		TOTAL RETURN BOND FUND
(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002	(Unaudited) For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

$96,274,368	$105,359,808	$68,349,298	$57,216,449	$68,498,801	$72,920,237

298,666	1,247,104	(330,649)	(611,564)	1,782,022	4,179,579
399	480	48,918	(26,483,169)	4,265,719	914,672
0	0	0	0	(70,969)	0
0	0	0	0	0	0
0	0	12,643,150	(6,352,671)	(757,485)	12,023
0	0	0	0	0	0

299,065	1,247,584	12,361,419	(33,447,404)	5,219,287	5,106,274

(298,666)	(1,247,066)	0	0	(1,782,020)	(4,180,293)
0	0	0	0	0	(117,763)

36,060,946	56,069,482	11,745,971	52,804,410	9,056,374	9,505,761
259,724	1,249,828	0	0	1,549,925	4,295,347
(43,786,022)	(66,405,268)	(3,280,901)	(8,224,157)	(10,088,006)	(19,030,762)

(7,465,352)	(9,085,958)	8,465,070	44,580,253	518,293	(5,229,654)

(7,464,953)	(9,085,440)	20,826,489	11,132,849	3,955,560	(4,421,436)

$88,809,415	$96,274,368	$89,175,787	$68,349,298	$72,454,361	$68,498,801

36,058,126	56,072,304	2,332,000	8,329,165	847,931	933,382
259,724	1,249,828	0	0	146,122	421,483
(43,783,203)	(66,405,268)	(699,660)	(1,513,044)	(948,228)	(1,872,864)

(7,465,353)	(9,083,136)	1,632,340	6,816,121	45,825	(517,999)

$38	$38	$(330,649)	$0	$22,577	$22,575

VARIABLE TRUST FUNDS	FINANCIAL HIGHLIGHTS

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Dividends From Net Investment Income	Distributions From Net Realized Gains

ASSET ALLOCATION FUND
January 1, 2003 to June 30, 2003 (Unaudited)	$10.41	0.08	0.97	(0.09)	0.00
January 1, 2002 to December 31, 2002	$12.32	0.21	(1.78)	(0.23)	(0.11)
January 1, 2001 to December 31, 2001	$13.82	0.20	(1.17)	(0.20)	(0.33)
January 1, 2000 to December 31, 2000	$14.42	0.31	(0.13)	(0.31)	(0.47)
January 1, 1999 to December 31, 1999	$13.45	0.27	0.97	(0.26)	(0.01)
January 1, 1998 to December 31, 1998	$11.99	0.34	2.60	(0.34)	(1.14)

EQUITY INCOME FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$12.32	0.10	1.17	(0.10)	0.00
January 1, 2002 to December 31, 2002	$15.52	0.21	(3.19)	(0.22)	0.00
January 1, 2001 to December 31, 2001	$17.01	0.16	(1.09)	(0.15)	(0.41)
January 1, 2000 to December 31, 2000	$17.09	0.17	0.21	(0.17)	(0.29)
January 1, 1999 to December 31, 1999	$16.00	0.17	1.09	(0.17)	0.00
January 1, 1998 to December 31, 1998	$13.68	0.18	2.34	(0.18)	(0.02)

EQUITY VALUE FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$6.75	0.06	0.60	(0.06)	0.00
January 1, 2002 to December 31, 2002	$9.02	0.10	(2.27)	(0.10)	0.00
January 1, 2001 to December 31, 2001	$9.70	0.06	(0.68)	(0.06)	0.00
January 1, 2000 to December 31, 2000	$9.23	0.07	0.46	(0.06)	0.00
January 1, 1999 to December 31, 1999	$9.55	0.08	(0.32)	(0.08)	0.00
May 1, 1998(3) to December 31, 1998	$10.00	0.07	(0.45)	(0.07)	0.00

GROWTH FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$10.43	(0.02)	0.91	0.00	0.00
January 1, 2002 to December 31, 2002	$14.08	(0.02)	(3.62)	(0.01)	0.00
January 1, 2001 to December 31, 2001	$19.06	0.01	(3.65)	0.00	(1.34)
January 1, 2000 to December 31, 2000	$24.10	0.00	(2.95)	0.00	(2.09)
January 1, 1999 to December 31, 1999	$20.05	0.02	4.06	(0.03)	0.00
January 1, 1998 to December 31, 1998	$16.79	0.09	4.65	(0.09)	(1.39)

INTERNATIONAL EQUITY FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$5.77	0.04	0.35	0.00	0.00
January 1, 2002 to December 31, 2002	$7.50	0.02	(1.74)	(0.01)	0.00
January 1, 2001 to December 31, 2001	$8.94	0.02	(1.46)	0.00	0.00
July 3, 2000(3) to December 31, 2000	$10.00	0.03	(1.06)	(0.03)	0.00

LARGE COMPANY GROWTH FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$6.81	(0.01)	0.81	0.00	0.00
January 1, 2002 to December 31, 2002	$9.46	(0.05)	(2.60)	0.00	0.00
January 1, 2001 to December 31, 2001	$11.96	(0.04)	(2.46)	0.00	0.00
January 1, 2000 to December 31, 2000	$12.03	(0.04)	(0.03)	0.00	0.00
September 20, 1999(3) to December 31, 1999	$10.00	(0.01)	2.04	0.00	0.00

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	VARIABLE TRUST FUNDS

Distributions In Excess of Realized Gains	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)			Total Return(2)	Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
		Net Investment Income (Loss)	Net Expenses	Gross Expenses(1)

0.00	$11.37	1.71%	1.00%	1.02%	10.09%	1%	$240,422
0.00	$10.41	1.90%	1.00%	1.02%	(12.85)%	16%	$212,574
0.00	$12.32	1.64%	1.00%	1.04%	(6.96)%	25%	$255,938
0.00	$13.82	2.19%	1.00%	1.12%	1.02%	48%	$270,278
0.00	$14.42	2.05%	0.97%	1.17%	9.33%	30%	$240,671
0.00	$13.45	2.62%	0.92%	1.11%	25.26%	29%	$156,241

0.00	$13.49	1.63%	1.00%	1.07%	10.35%	7%	$84,311
0.00	$12.32	1.46%	1.00%	1.09%	(19.26)%	16%	$78,400
0.00	$15.52	1.05%	1.00%	1.23%	(5.41)%	5%	$106,199
0.00	$17.01	1.02%	1.00%	1.17%	2.33%	4%	$113,350
0.00	$17.09	1.16%	0.86%	1.12%	7.90%	5%	$127,793
0.00	$16.00	1.47%	0.80%	1.10%	18.42%	1%	$86,069

0.00	$7.35	1.64%	1.00%	1.21%	9.77%	10%	$25,297
0.00	$6.75	1.19%	1.00%	1.27%	(24.09)%	98%	$25,124
0.00	$9.02	0.55%	1.00%	1.16%	(6.39)%	107%	$38,721
0.00	$9.70	0.78%	1.00%	1.56%	5.78%	124%	$47,013
0.00	$9.23	0.96%	1.06%	1.53%	(2.48)%	139%	$26,567
0.00	$9.55	1.54%	1.09%	2.52%	(3.76)%	27%	$11,072

0.00	$11.32	(0.38)%	1.00%	1.13%	8.53%	24%	$40,947
0.00	$10.43	(0.14)%	1.00%	1.14%	(25.84)%	120%	$42,644
0.00	$14.08	0.08%	1.00%	1.27%	(19.21)%	50%	$73,631
0.00	$19.06	0.01%	1.00%	1.23%	(13.60)%	67%	$105,248
0.00	$24.10	0.11%	1.07%	1.27%	20.41%	54%	$128,495
0.00	$20.05	0.51%	1.04%	1.18%	28.81%	69%	$100,927

0.00	$6.16	1.83%	1.00%	1.73%	6.76%	52%	$14,755
0.00	$5.77	0.71%	1.00%	3.26%	(22.92)%	54%	$9,316
0.00	$7.50	0.48%	1.00%	7.21%	(16.09)%	41%	$4,946
0.00	$8.94	0.98%	1.00%	2.40%	(10.33)%	19%	$1,620

0.00	$7.61	(0.41)%	1.00%	1.07%	11.75%	8%	$78,786
0.00	$6.81	(0.56)%	1.00%	1.08%	(28.01)%	18%	$69,108
0.00	$9.46	(0.47)%	0.98%	1.01%	(20.88)%	14%	$104,888
0.00	$11.96	(0.42)%	1.00%	1.43%	(0.58)%	8%	$117,885
0.00	$12.03	(0.47)%	1.00%	1.43%	20.30%	0%	$50,988

VARIABLE TRUST FUNDS	FINANCIAL HIGHLIGHTS

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized And Unrealized Gain (loss) on Investments	Dividends From Net Investment Income	Distributions From Net Realized Gains

MONEY MARKET FUND
January 1, 2003 to June 30, 2003 (Unaudited)	$1.00	0.00	0.00	0.00 (4)	0.00
January 1, 2002 to December 31, 2002	$1.00	0.01	0.00	(0.01)	0.00
January 1, 2001 to December 31, 2001	$1.00	0.04	0.00	(0.04)	0.00
January 1, 2000 to December 31, 2000	$1.00	0.06	0.00	(0.06)	0.00
January 1, 1999 to December 31, 1999	$1.00	0.04	0.00	(0.04)	0.00
January 1, 1998 to December 31, 1998	$1.00	0.05	0.00	(0.05)	0.00

SMALL CAP GROWTH FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$4.85	0.00	0.82	0.00	0.00
January 1, 2002 to December 31, 2002	$7.85	(0.04)	(2.96)	0.00	0.00
January 1, 2001 to December 31, 2001	$10.38	(0.04)	(2.49)	0.00	0.00
January 1, 2000 to December 31, 2000	$18.09	(0.08)	(3.71)	0.00	(3.15)
January 1, 1999 to December 31, 1999	$10.88	(0.04)	7.25	0.00	0.00
January 1, 1998 to December 31, 1998	$12.77	0.03	(1.89)	(0.03)	0.00

TOTAL RETURN BOND FUND

January 1, 2003 to June 30, 2003 (Unaudited)	$10.38	0.27	0.52	(0.27)	0.00
January 1, 2002 to December 31, 2002	$10.24	0.61	0.16	(0.61)	(0.02)
January 1, 2001 to December 31, 2001	$10.14	0.64	0.10	(0.64)	0.00
January 1, 2000 to December 31, 2000	$9.82	0.64	0.32	(0.64)	0.00
September 20, 1999(3) to December 31, 1999	$10.00	0.16	(0.18)	(0.16)	0.00

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	VARIABLE TRUST FUNDS

Distributions In Excess of Realized Gains	Ending Net Asset Value Per Share	Ratio To Average Net Assets (Annualized)			Total Return(2)	Portfolio Turnover Rate	Net Assets at End of Period (000’s Omitted)
		Net Investment Income (Loss)	Net Expenses	Gross Expenses(1)

0.00	$1.00	0.63%	0.75%	0.90%	0.31%	N/A	$88,809
0.00	$1.00	1.24%	0.72%	0.73%	1.25%	N/A	$96,274
0.00	$1.00	3.46%	0.73%	0.73%	3.73%	N/A	$105,360
0.00	$1.00	5.64%	0.85%	0.90%	5.76%	N/A	$53,095
0.00	$1.00	4.45%	0.86%	1.07%	4.46%	N/A	$42,164
0.00	$1.00	4.62%	0.82%	1.28%	4.77%	N/A	$26,319

0.00	$5.67	(0.92)%	1.20%	1.26%	16.91%	115%	$89,176
0.00	$4.85	(0.92)%	1.20%	1.32%	(38.22)%	243%	$68,349
0.00	$7.85	(0.85)%	1.18%	1.32%	(24.37)%	218%	$57,216
(0.77)	$10.38	(0.72)%	1.20%	2.41%	(22.58)%	260%	$33,610
0.00	$18.09	(0.37)%	0.95%	1.94%	66.27%	314%	$23,819
0.00	$10.88	0.31%	0.80%	1.51%	(14.47)%	135%	$13,295

0.00	$10.90	5.20%	0.90%	0.97%	7.74%	199%	$72,454
0.00	$10.38	5.97%	0.90%	1.02%	7.75%	82%	$68,499
0.00	$10.24	6.20%	0.90%	1.14%	7.41%	69%	$72,920
0.00	$10.14	6.53%	0.90%	1.25%	10.22%	100%	$71,957
0.00	$9.82	5.87%	0.90%	1.25%	(0.16)%	59%	$68,423

VARIABLE TRUST FUNDS	NOTES TO FINANCIAL HIGHLIGHTS

NOTES T0 FINANCIAL HIGHLIGHTS

(1)	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 7).

(2)	Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)	Commencement of operations.

(4)	Amounts round to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)	VARIABLE TRUST FUNDS

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. The Trust consists of nine separate diversified funds (each, a “Fund”, collectively, the “Funds”) as of the end of the reporting period: the Asset Allocation, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, Small Cap Growth, and Total Return Bond (formerly named Corporate Bond) Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Investments in securities for all Funds, except the Money Market Fund, are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on the Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, the valuations are based on the latest quoted bid prices. In the absence of any sale or bid price of such securities, the securities are fair valued in accordance with procedures approved by the Trust’s Board of Trustees.

Certain fixed income securities with maturities exceeding 60 days are valued by use of a pricing service approved by the Funds’ Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and representative of the securities’ market values. For some securities, such prices are not readily available. These securities will generally be fair valued based on methods which may include considerations of yields or prices of securities of comparable quality, coupon, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available, and/or which can not be valued by a pricing service are valued in good faith at fair value as determined by policies set by the Trust’s Board of Trustees.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Money Market Fund and debt securities maturing in 60 days or less are valued using the amortized cost method. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in

VARIABLE TRUST FUNDS	NOTES TO FINANCIAL STATEMENTS

the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds’ custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

WHEN-ISSUED TRANSACTION

The Funds record a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS

The Asset Allocation and Equity Value Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the “SEC”) for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On June 30, 2003, the Asset Allocation Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
Long 281	S&P 500 Index	September 2003	69,733,075	(1,358,528)
Long 221	US T-Bonds	September 2003	26,303,688	(370,719)
Short 478	US T-Bonds	September 2003	56,628,062	537,750

The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $245,000, $640,000 and $4,635,000.

FOREIGN CURRENCY FORWARD CONTRACTS

The Funds may enter into foreign currency forward contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their

NOTES TO FINANCIAL STATEMENTS	VARIABLE TRUST FUNDS

contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. Based on exchange rates at June 30, 2003, the International Equity Fund had entered into foreign currency forward contracts under which it is obligated to exchange currencies at a specified future date.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income for the Growth, International Equity, Large Company Growth, and Small Cap Growth Funds is declared and distributed to shareholders annually. Net investment income for the Asset Allocation, Equity Income, and Equity Value Funds is declared and distributed quarterly. Net investment income for the Money Market and Total Return Bond Funds is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2003.

The following Funds had net capital loss carryforwards at June 30, 2003, which are available to offset future net realized capital gains:

Fund	Year Expires	Capital Loss Carryforwards
Asset Allocation Fund	2010	$ 9,453,961
Equity Value Fund	2007	464,041
	2008	1,488,881
	2010	4,345,308
Growth Fund	2009	8,463,287
	2010	14,395,487
International Equity Fund	2008	3,640
	2009	143,229
	2010	663,493
Large Company Growth Fund	2009	6,092,101
	2010	14,881,364
Money Market Fund	2009	172
Small Cap Growth Fund	2009	19,420,876
	2010	25,427,133

VARIABLE TRUST FUNDS	NOTES TO FINANCIAL STATEMENTS

For tax purposes, the following Funds had deferred Post-October capital losses in 2002. These losses will be recognized for tax purposes in 2003:

Fund	Capital Losses
Asset Allocation Fund	$1,881,254
Equity Income Fund	914,759
Growth Fund	704,435
International Equity Fund	142,458

Large Company Growth Fund	160,800

Small Cap Growth Fund	25,167

3. ADVISORY FEES

The Trust has entered into an advisory contract on behalf of the Funds with Wells Fargo Funds Management, LLC (“Funds Management”). Pursuant to the contracts, Funds Management has agreed to provide the following Funds with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

Fund	% of Average Daily Net Assets
Asset Allocation Fund	0.55
Equity Income Fund	0.55
Equity Value Fund	0.55
Growth Fund	0.55
International Equity Fund	0.75
Large Company Growth Fund	0.55
Money Market Fund	0.40
Small Cap Growth Fund	0.75
Total Return Bond Fund	0.45

The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, acts as investment sub-adviser to all of the Funds, except the Large Company Growth Fund. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Asset Allocation Fund, a monthly fee at the annual rate of 0.15% of the Fund’s average daily net assets up to $1 billion and 0.10% of the Fund’s average daily net assets in excess of $1 billion. Prior to April 15, 2002, Barclays Global Fund Advisors acted as sub-adviser for the Asset Allocation Fund. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Equity Income, Equity Value, and Growth Funds, a monthly fee at the annual rate of 0.25% of each Fund’s average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund’s average daily net assets in excess of $400 million. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the International Equity Fund, a monthly fee at the annual rate of 0.35% of the Fund’s average daily net assets up to $200 million and 0.25% of the Fund’s average daily net assets in excess of $200 million. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Fund’s average daily net assets up to $1 billion and 0.04% of the Fund’s average daily net assets in excess of $1 billion. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Small Cap Growth Fund, a monthly fee at the annual rate of 0.25% of the Fund’s average daily net assets up to $200 million and 0.20% of the Fund’s average daily net assets in excess of $200 million. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Total Return Bond Fund, a monthly fee at the annual rate of 0.15% of the

NOTES TO FINANCIAL STATEMENTS	VARIABLE TRUST FUNDS

Fund’s average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund’s average daily net assets in excess of $800 million.

Peregrine Capital Management, Inc. (“Peregrine”) acts as sub-adviser to the Large Company Growth Fund. Peregrine is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets up to $25 million, 0.60% of the Fund’s average daily net assets for the next $25 million, 0.50% of the Fund’s average daily net assets for the next $225 million, and 0.30% of the Fund’s average daily net assets in excess of $275 million.

4. DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (“Plan”) for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of each Fund. This fee was voluntarily waived in the Money Market Fund through November 30, 2002. The distribution fees paid on behalf of the Funds for the period ended June 30, 2003 are disclosed on the Statement of Operations.

5. ADMINISTRATION AND TRANSFER AGENT FEES

Through February 28, 2003, the Trust had entered into an Administration Agreement with Funds Management on behalf of the Funds. Under the Administration Agreement, Funds Management acted as administrator to the Funds and was entitled to receive, on a monthly basis, fees at the annual rate of 0.15% of each Fund’s average daily net assets.

The Trust had also entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) as the transfer agent for the Trust. Under the agreement, BFDS was entitled to receive from the Funds a per-account fee plus transaction fees, certain out-of-pocket costs and a complex based fee.

Effective March 1, 2003, the Trust has entered into a new Administration Agreement with Funds Management on behalf of the Funds. Under this Agreement, for providing administrative services, which now includes paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as administrator, Funds Management is entitled to receive an annual fee of 0.16% of each Fund’s average daily net assets.

6. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

Effective the first quarter of 2003, PFPC Inc. (“PFPC”) serves as fund accountant for all of the Funds. PFPC is entitled to receive an annual asset based fund complex fee, an annual fixed fee of $20,000 from each Fund and is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to PFPC, Forum Accounting Services, LLC served as fund accountant for all of the Funds and was entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and was reimbursed for all out of pocket expenses reasonably incurred in providing these services.

The Trust has entered into a contract on behalf of each Fund with Wells Fargo Bank Minnesota, N.A. (“Wells Fargo Bank, MN”), whereby Wells Fargo Bank, MN is responsible for providing custody services for the Funds. Pursuant to the contract, Wells Fargo Bank, MN is entitled to receive certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Fund, except the International Equity Fund for which it is entitled to receive 0.10% of the average daily net assets of the Fund. Prior to September 1, 2002, Wells Fargo Bank, MN received for its services as custodian to the International Equity Fund 0.25% of the Fund’s average daily net assets.

7. WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended June 30, 2003, were waived by Funds Management first from advisory fees, and then any remaining amount consecutively from administration and custody fees collected.

VARIABLE TRUST FUNDS	NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the period ended June 30, 2003, were as follows:

Fund	Purchases at Cost	Sales at Cost
Asset Allocation Fund	$1,920,925	$6,425,749
Equity Income Fund	5,187,578	7,917,919
Equity Value Fund	2,343,079	3,194,014
Growth Fund	9,739,838	14,158,817
International Equity Fund	8,727,479	5,849,300
Large Company Growth Fund	6,278,755	6,361,064
Small Cap Growth Fund	80,053,472	71,937,792
Total Return Bond Fund	136,337,040	131,868,360

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

9. BANK BORROWINGS

All of the funds in the Trust and Wells Fargo Funds Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $225 million, collectively. Interest is charged to each fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. No borrowings under the agreement occurred during the period ended June 30, 2003.

BOARD OF TRUSTEES	VARIABLE TRUST FUNDS

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (“Trustees”) of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 94 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 20th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

Name and Age	Position held and length of service ***	Principal occupations during past five years	Other Directorships
Robert C. Brown 71	Trustee since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	None

J. Tucker Morse 58	Trustee since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	None

NON-INTERESTED TRUSTEES
Name and Age	Position held and length of service ***	Principal occupations during past five years	Other Directorships
Thomas S. Goho 60	Trustee since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994 - 1999.	None

Peter G. Gordon 60	Trustee since 1998 (Lead Trustee since 2001)	Chairman, CEO, and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	None

Richard M. Leach 69	Trustee since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	None

Timothy J. Penny 51	Trustee since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	None

Donald C. Willeke 63	Trustee since 1996	Principal in the law firm of Willeke & Daniels.	None

VARIABLE TRUST FUNDS	BOARD OF TRUSTEES

OFFICERS

Name and Age	Position held and length of service	Principal occupations during past five years	Other Directorships
Karla M. Rabusch 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	None

Stacie D. DeAngelo 34	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC (2000 to 2001), Director of Shareholder Services at BISYS Fund Services (1999 to 2000) and Assistant Vice President of Operations with Nicholas-Applegate Capital Management (1993 to 1999).	None

C. David Messman 43	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	None

*	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
**	Currently, two of the seven Trustees are considered “interested persons” of the Trusts as defined in the Investment Company Act of 1940. One of the interested Trustees, Robert C. Brown, owns securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
***	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

LIST OF ABBREVIATIONS	VARIABLE TRUST FUNDS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments

ADR	— American Depository Receipts

AMBAC	— American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax

ARM	— Adjustable Rate Mortgages

BART	— Bay Area Rapid Transit

CDA	— Community Development Authority

CDSC	— Contingent Deferred Sales Charge

CGIC	— Capital Guaranty Insurance Company

CGY	— Capital Guaranty Corporation

CLO	— Collateralized Lease Obligation

CMB	— Collateralized Mortgage Backed

CMT	— Constant Maturity Treasury

COFI	— Cost of Funds Index

Connie Lee	— Connie Lee Insurance Company

COP	— Certificate of Participation

CP	— Commercial Paper

CTF	— Common Trust Fund

DW&P	— Department of Water & Power

DWR	— Department of Water Resources

EDFA	— Education Finance Authority

FGIC	— Financial Guaranty Insurance Corporation

FHA	— Federal Housing Authority

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FRN	— Floating Rate Notes

FSA	— Financial Security Assurance, Inc

GNMA	— Government National Mortgage Association

GO	— General Obligation

HFA	— Housing Finance Authority

HFFA	— Health Facilities Financing Authority

IDA	— Industrial Development Authority

LIBOR	— London Interbank Offered Rate

LLC	— Limited Liability Corporation

LOC	— Letter of Credit

LP	— Limited Partnership

MBIA	— Municipal Bond Insurance Association

MFHR	— Multi-Family Housing Revenue

MUD	— Municipal Utility District

MTN	— Medium Term Note

PCFA	— Pollution Control Finance Authority

PCR	— Pollution Control Revenue

PFA	— Public Finance Authority

PLC	— Private Placement

PSFG	— Public School Fund Guaranty

RAW	— Revenue Anticipation Warrants

RDA	— Redevelopment Authority

RDFA	— Redevelopment Finance Authority

R&D	— Research & Development

SBA	— Small Business Administration

SFMR	— Single Family Mortgage Revenue

TBA	— To Be Announced

TRAN	— Tax Revenue Anticipation Notes

USD	— Unified School District

V/R	— Variable Rate

WEBS	— World Equity Benchmark Shares

More information about Wells Fargo Variable Trust Funds is available free upon request. To obtain literature, please write or call:

Wells Fargo Variable Trust Funds

PO Box 8266

Boston, MA 02266-8266

Wells Fargo Funds Investor Services: 1-800-222-8222.

This report and the financial statements contained herein are submitted for the general information of the contractholders of the Wells Fargo Variable Trust Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Variable Trust Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

SAR 016 (6/03)

ITEM2. CODE OF ETHICS

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable pursuant to SEC Release No. 34-47265 (January 28, 2003).

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

               CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FARGO VARIABLE TRUST

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date: August 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FARGO VARIABLE TRUST

By:	/s/ STACIE D. DEANGELO
Stacie D. DeAngelo Treasurer

Date: August 25, 2003